                                                                    Exhibit 10.6

                       1710-20 SENTRY EAST ASSOCIATES L.P.

                                       AND



                            NCO Financial System, Inc
                            (D.B.A. The Sentry Group)



                              OFFICE PREMISES LEASE
















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                                TABLE OF CONTENTS

1.       INTERPRETATION
         1.1      Defined Terms - General
         1.2      Defined Terms - Operating Costs and Taxes
         1.3      Number, Gender and Joint and Several Liability
         1.4      Procedure for Approval
         1.5      Divisions
         1.6      Entire Agreement
         1.7      Reasonableness
         1.8      Nature of the Lease

2.       DEMISE AND TERM
         2.1      Demise-Premises
         2.2      Licenses
         2.3      Term
         2.4      Surrender on Termination
         2.5      Holding Over

3.       RENT
         3.1      Items of Rent
         3.2      General
         3.3      Final Determination of Certain Items of Rent
         3.4      Insufficient Funds
         3.5      Deposit

4.       USE OF PREMISES
         4.1      Use
         4.2      Waste and Nuisance
         4.3      Extraordinary Equipment
         4.4      Fire Prevention and Energy Conservation
         4.5      Exterior Appearance of Premises

5.       LIMITATION OF LIABILITIES
         5.1      Unavoidable Delay
         5.2      Limitation of Landlord's Liability
         5.3      Indemnity

6.       TAXES
         6.1      Landlord's Taxes
         6.2      Tenant's Taxes
         6.3      Assessment Appeals

7.       INSURANCE
         7.1      Landlord's Insurance
         7.2      Tenant's Insurance


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8.       OPERATION, SERVICES, MAINTENANCE, REPAIR AND ACCESS BY
         LANDLORD
         8.1      Quiet Enjoyment
         8.2      Standard of Operation
         8.3      Services to Premises
         8.4      Services to Building
         8.5      Additional Services
         8.6      Extra Operating Costs
         8.7      Maintenance and Repair
         8.8      Access by Landlord

9.       MAINTENANCE, REPAIR AND IMPROVEMENTS BY TENANT
         9.1      Maintenance of Premises
         9.2      Leasehold Improvements
         9.3      Liens
         9.4      Removal of Leasehold Improvements - Term
         9.5      Removal of Leasehold Improvements - Expiration of
                  Term

10.      TRANSFERS BY TENANT
         10.1     Successors to Tenant
         10.2     Licenses, Franchises and Concessions
         10.3     Assignment or Subletting
         10.4     Change in Control
         10.5     Advertising of Premises

11.      TRANSFER BY LANDLORD, SUBORDINATION AND ATTORNMENT
         11.1     Transfer by Landlord
         11.2     Subordination and Attornment
         11.3     Estoppel Certificates

12.      TERMINATION AND RENT ABATEMENT
         12.1     Termination by Tenant
         12.2     Termination by Landlord
         12.3     Abatement of Rent

13.      LANDLORD'S REMEDIES
         13.1     Default and Re-Entry
         13.2     Re-letting and Sale of Personalty
         13.3     Right of Landlord to Remedy
         13.4     Bankruptcy of Tenant
         13.5     Interest
         13.6     Costs
         13.7     Confession of Judgment for Rent
         13.8     Confession of Judgment for Possession

14.      REGULATIONS
         14.1     Purpose
         14.2     Observance
         14.3     Enforcement

15.      MISCELLANEOUS
         15.1     Exhibiting Premises
         15.2     Name of Building
         15.3     Relocation
         15.4     Notice
         15.5     Compliance with Laws, etc


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         15.6     Governing Law and Severability
         15.7     Recordation
         15.8     Condemnation
         15.9    Rider
Schedule "A" Legal Description
Schedule "B" Floor Plan
Schedule "C" Regulations





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                 THIS LEASE MADE in duplicate this _____ day of
                            _______________, 199____




                      1710-20 SENTRY EAST ASSOCIATES, L.P.

                                (the "Landlord")


                               of the FIRST PART,



                                     - and -


                           NCO Financial System, Inc.
                            (D.B.A. The Sentry Group)

                                 (the "Tenant")

                               of the SECOND PART,


                      WHEREBY the parties agree as follows:





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                                    ARTICLE I

                                 INTERPRETATION

1.1        Defined Terms - General.  In this lease:

"Building" means that certain building known as 1710 Walton Road, Blue Bell, Pa. 19422 located on the Land.

"Common Areas" means those parts of the Project designated by the Landlord for common use by the Landlord and the tenants of the Project, including without limitation, the landscaped portions of the Project, the public sidewalks and the landscaped portions of the streets adjacent to the Project, the Delivery Facilities, and Parking Facilities, if any.

"Common Service Areas" means those parts of the Project, whether or not within the Building, designated by the Landlord which provide services to the Project;

"Cost of Utilities" means the cost of electricity and other utilities supplied to tenants of premises in the Building as determined by the Landlord who in making its determination shall take into account the readings of any electrical check meters installed by the Tenant;

"Delivery Facilities" means those portions of the Project designated by the Landlord as facilities for common use by the Landlord and tenants of the Project for deliveries;

"Expert" means any architect, engineer, land surveyor, chartered accountant, or other professional consultant, as the case may be, appointed by the Landlord and qualified in the opinion of the Landlord to perform the particular function;

"Expiration of the Term" means the termination of this lease by either passage of time or operation of any of its provisions;

"Fixed Rent" means the amount payable under section 3.1(a);

"Insurance" means coverage with respect to the following risks in amounts equal, in the case of the Landlord, to those maintained by prudent owners of like buildings and, in the case of the Tenant, to those maintained by prudent tenants of like premises:

           (a)    comprehensive general liability;

           (b)    all risks coverage;


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           (c)    in the case of the Landlord:

           (i)    boiler and machinery; and

           (ii)   loss of rental income by reason of damage; and

           (d) in the case of the Tenant, comprehensive general liability;

and in the case of the Landlord, such other coverage as the Landlord may require to maintain and in the case of the Tenant, such other coverage as the Landlord may require, in each case having regard to the risks which are customarily insured against by prudent landlords and tenants of like premises;

"Landlord's Cost" means with respect to any cost incurred by the Landlord the actual amount thereof and a fee on account of management and overhead, said fee to be equal to the amount the Landlord might reasonably pay to a third party for the administration and management of the Building.

"Leasehold Improvements" means the fixtures and improvements made by or on behalf of the Tenant in the Premises;

"Notice" has the meaning set forth in section 15.4;

"Parking Facility", if any, means those portions of the Project designated by the Landlord for parking;

"Premises" means the portion of the Building, excluding its exterior, outlined in red on the floor plan attached to, and forming part of, this lease, currently known as suite 200.

"Prime" means the rate of interest from time to time announced by Mellon Bank, N.A. as its prime rate;

"Project" means the improvements constructed on the Land including the Building, the Common Areas (whether on or adjacent to the Land), the Parking Facility, if any, and any other building;

"Land" means the land as described in Schedule "A" attached hereto.

"Rent" means the amounts payable by the Tenant to the Landlord under this lease;

"Term" means the term of this lease as specified in section 2.3 and any permitted overholding; and

"Unavoidable Delay" means any event, beyond the control of the party affected thereby which prevents the fulfillment by such party of any obligation hereunder and not caused by such

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party and not avoidable by the exercise of reasonable effort or foresight by such party.

1.2 Defined Terms - Operating Costs and Taxes. For the purpose of calculating the Proportionate Share of Operating Costs and Taxes:

"Fiscal Year" means a calendar year provided that the Landlord may by Notice specify an annual date upon which each subsequent Fiscal Year is to begin, in which event the Fiscal Year which would otherwise be current when such annual date first occurs thereafter shall terminate on the preceding day;

"Operating Costs and Taxes" means for a Fiscal Year the aggregate costs paid or payable by the Landlord in accordance with generally accepted accounting principles applied in the real estate management industry on account of Taxes, Insurance and the operation, management, maintenance and repair of the Building and on a proportionate basis as hereinafter provided, the Land, the Common Areas, the Common Service Areas and those costs associated with Condominium Association Fees, together with a charge, the annual cost of which for the purpose of this Lease shall be deemed to be management fees paid by the Landlord for the administration and management of the Building and the Land, and, if the Landlord itself manages the Building and the Land, a fee equal to the amount the Landlord might reasonably pay to a third party for the administration and management of the Building and the Land. Without limiting the generality of the foregoing, Operating Costs and Taxes shall also include the cost amortized at Prime of all capital improvements made after the Building is substantially completed, which (i) have the effect of reducing the costs which would otherwise be included in Operating Costs and Taxes, or (ii) are required by any competent governmental authority. Operating Costs and Taxes shall exclude the following:

           (i) costs directly recoverable from tenants or insurers;

           (ii) debt service, depreciation or other costs of a capital nature and interest on any of the foregoing, except as hereinafter provided;

           (iii)  costs of procuring any lease; and

           (iv) income, corporate and other taxes of a personal nature of the Landlord to the extent not imposed in lieu of Taxes.

The proportion of Operating Costs and Taxes attributable to the Land, Common Areas and the Common Service Areas shall be allocated equitably by the Landlord to all buildings forming part of the Project and will be based to the extent possible

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on the respective aggregate areas of Rentable Space in the Building and all other buildings forming part of the Project. If at any time there are unoccupied premises in the Building, the Landlord may make an equitable adjustment of the amount of Operating Costs and Taxes by reason of the fact that unoccupied premises result in lower costs in order that the tenants of the occupied premises will bear the actual amount of the Operating Costs and Taxes attributed to their respective premises;

"Taxes" means all taxes and other charges imposed by any lawful authority against the Land and any improvements thereon or upon the Landlord in respect thereof and all costs relating to any appeal thereof, and includes (without limiting the generality of the foregoing) any Rental Taxes;

"Proportionate Share" means the ratio, the numerator of which is the Rentable Space of the Premises and the denominator of which is the aggregate Rentable Space of the Building (exclusive of any storage areas);

"Rentable Space" whether in the case of a whole floor of the Building or in the case of premises comprising part of a floor of the Building shall be determined by the Landlord's architect or land surveyor according to the American National Standard for measuring floor area in office buildings as established by the Builders Owners and Managers Association International and in effect as of the date of commencement of the Term;

"Rental Taxes" means any tax or duty imposed upon the Landlord which is measured or based in whole or in part directly upon the Rent payable under this lease or services provided by the Landlord whether existing at the date hereof imposed by any governmental authority.

1.3 Number, Gender and Joint and Several Liability. The necessary grammatical changes required to make the provisions of this lease apply in the plural sense where the Tenant comprises more than one entity and to corporations, associations, partnerships or individuals, male or female, shall be assumed as though in each case fully expressed. If the Tenant is more than one person or entity its liability shall be joint and several. If the Tenant is a partnership each person who is or becomes a member of the partnership or any successor partnership shall be jointly and severally liable.

1.4 Procedure for Approval. Any request for approval shall be requested by Notice and in the absence of reply given by Notice not later than 15 days after Notice of the request has been received, or such other period of time as is otherwise expressly provided in this lease, the approval shall be deemed to have been given unless the approval may by the terms of

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this lease be withheld in the discretion of the party whose approval is requested. Each approval shall be in writing unless by operation of the preceding sentence it is deemed to have been given. If either party withholds its approval it shall give Notice of its reason unless the approval may by the terms of this lease be withheld in its discretion.

1.5 Divisions. All references in this lease to articles, sections and other subdivisions are to those in this lease.

1.6 Entire Agreement. This lease and the regulations imposed by the Landlord pursuant to section 14.1 constitute the entire agreement between the Landlord and the Tenant concerning the subject matter of this lease. This lease may only be amended by an agreement in writing signed by the parties hereto.

1.7 Reasonableness. The Landlord and the Tenant shall, except as otherwise expressly provided in this lease, each act reasonably, having regard to the fact that they are the owner and a tenant, respectively, of a good quality office building, in the exercise and the enforcement of their respective rights under this lease. Each right shall be exercisable and enforceable from time to time, except as aforesaid.

1.8 Nature of the Lease. This lease is a completely net lease to the Landlord and accordingly, except as otherwise expressly provided in this lease, the Landlord has no obligations to the Tenant with respect to either the Premises, the Building, the Common Areas, the Common Service Areas, the Parking Facility, or if any, the Project.

                                   ARTICLE II

                                 DEMISE AND TERM

2.1 Demise-Premises. The Landlord hereby leases the Premises to the Tenant and the Tenant hereby leases and accepts the Premises from the Landlord, (being 2,850 square feet of Rentable Space and currently known as suite 200) to have and to hold during the Term, subject to the terms of this lease.

2.2 Licenses. The Landlord hereby grants to the Tenant throughout the Term and subject to control by the Landlord, a non-exclusive license, revocable at any time upon Notice by the Landlord:

           (a) to use those parts of the Common Areas giving access to the Premises and the Parking
                  Facility, if any;

           (b) to have its name displayed on the main lobby directory board for the Building, on the floor

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                  lobby directory board on each floor on which the Premises are located and on the main door to the Premises, all such signs to be under the exclusive control of the Landlord and to conform to the uniform pattern of identification signs for tenants of the Building prescribed by the Landlord; and

           (c) if the Premises constitute one or more full floors of the Building, to have a sign displaying the name of the Tenant in the elevator lobby of each such floor provided that the design of the sign has been approved by the Landlord.

2.3 Term. The Term shall be ten (10) years beginning January 1, 1996 at 12:00 Midnight and ending the last day of December, 2005 at 5:00 PM.

2.4 Surrender on Termination. Forthwith upon the Expiration of the Term, the Tenant shall vacate and deliver up possession of the Premises in a broom clean condition and in good and substantial repair in accordance with the Tenant's obligation under this lease to repair the Premises, but subject to the Tenant's rights and obligations in respect of removal in accordance with sections 9.4 and
9.5. At the same time the Tenant shall surrender to the Landlord at the place then fixed for the payment of Rent all keys and other devices which provide access to the Premises, the Building or any part thereof and shall inform the Landlord of all combinations to locks, safes and vaults, if any, in the Premises.

2.5 Holding Over. If the Tenant shall continue to occupy the Premises at the expiration of this lease with or without the consent of the Landlord and without any further written agreement the Tenant shall be a monthly tenant at two hundred (200%) of the monthly Fixed Rent herein reserved for the last year of the Term and otherwise on the terms and conditions herein set forth, except as to the length of tenancy.

                                   ARTICLE III

                                      RENT

3.1        Items of Rent.  The tenant shall pay to the Landlord:

           (a) $45,600.00 per annum in 12 equal Installments of $3,800.00 each based on the rate of $16.00 per square foot per annum of Rentable Space.

           (b)    the Proportionate Share of Operating Costs and
                  Taxes over Base Year 1995;

                  (i) any additional services and equipment agreed to be provided by the Landlord at the request of the Tenant;

           (c)    the amount, if any, by which the Operating

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                  Costs and Taxes attributed to the Premises by the
                  Landlord exceeds the Proportionate Share of Operating Costs and Taxes if such excess is occasioned by the use or improvement of the Premises.

3.2 General. All amounts payable by the Tenant to the Landlord under this lease shall be deemed to be Rent. The Tenant shall pay Rent without abatement, deduction or set-off, except as expressly provided, in lawful money of the United States to such person and at such address as the Landlord may advise. The Tenant shall pay items of Rent of a recurring nature in advance on the first day of each month of the Term and shall pay other items of Rent within 15 days of the delivery of an invoice therefor. The Landlord shall estimate and may re-estimate, items of Rent of a recurring and variable nature for each Fiscal Year and advise the Tenant thereof. If the Commencement Date is not the first day of a month or if the Expiration of the Term does not occur on the last day of a month, Rent for the partial month shall be pro-rated on a per diem basis.

3.3 Final Determination of Certain Items of Rent. The Landlord shall within 180 days after the end of each Fiscal Year provide to the Tenant a statement (the "Statement") setting out in detail the Proportionate Share of Operating Costs and Taxes and such other items of Rent of a recurring and variable nature for such Fiscal Year. If the aggregate monthly Installments on account thereof paid during such Fiscal Year differ from the actual amount thereof set forth in the Statement, the Tenant shall pay or the Landlord shall refund the difference within 30 days after the Statement is provided. The Tenant may within the 60 day period after the Statement is provided examine the books and records of the Landlord relating to the Project. The Tenant may by Notice given within such 60 day period but not otherwise dispute the Statement whereupon the matter shall be finally resolved by an Expert. If the Expert determines that the amount payable by the Tenant has been overstated by more than three percent(3%) the Landlord shall pay the fee of the Expert.

If the Expert determines that the amount payable by the Tenant has not been overstated by three percent (3%) or more the Tenant shall pay such fee. Any adjustment required to any previous payment made by the Tenant or the Landlord by reason of any such determination shall be made forthwith and shall bear interest at a rate equal to Prime plus one percent (1%) per annum from the date the actual overpayment or underpayment is made.

3.4 Insufficient Funds. The Tenant agrees that if any of the Tenant's cheques are returned for lack of sufficient funds, the Tenant shall pay to the Landlord upon receipt of the Landlord's invoice for same, a minimum administrative fee

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of not less than Fifty Dollars ($50.00).

3.5 Deposit. The Landlord acknowledges receipt of the Deposit in the amount of $00.00 prior to the execution of this lease, which sum shall be deposited in an account of Landlords choice. The Deposit shall be applied as a security deposit for the due performance by the Tenant of all the covenants and obligations on its part herein contained, the Landlord hereby reserving unto itself at its sole discretion the right to apply such sum to any damages resulting from any default by the Tenant of any of its covenants and obligations hereunder or towards the payment or reduction of any claim of the Landlord against the Tenant including monthly Rent. If the Deposit hereunder shall be applied in accordance with the provisions hereof, the Tenant covenants to provide sufficient funds to ensure that the Deposit remains at the level herein before indicated within ten (10) days of receipt of the Landlord's Notice therefor. Provided the Tenant is not then in default under the lease and provided that the Tenant has not, in any way, damaged the Premises, the Landlord shall, within thirty (30) days of the Tenant's vacating the Premises, return to the Tenant the balance of the security deposit referred to in section 3.5. Landlord shall be under no obligation to refund any interest that may have accrued on said deposit.




                                   ARTICLE IV

                                 USE OF PREMISES

4.1 Use. The Premises shall be used for general office purposes only and not for any other purpose without the prior written consent of the Landlord, which consent may be withheld at the discretion of the Landlord, the Tenant shall not permit any part of the Premises to be occupied by any person other than the Tenant and its employees and any subtenant permitted under section 10.3 and the employees of such subtenant.

4.2 Waste and Nuisance. The Tenant shall not commit or permit any waste or damage to the Premises or any manner of use causing annoyance to other tenants of the Project.

4.3 Extraordinary Equipment. The Tenant shall not install any equipment which might affect the capacity of either the structure or the basic systems of the Building.

4.4 Fire Prevention and Energy Conservation. The Tenant shall comply with the requirements of the Landlord with respect to fire prevention and, with respect to the Premises, energy conservation.


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4.5 Exterior Appearance of Premises. The Tenant shall keep the exterior appearance of the Premises tidy and business-like and shall not erect any sign or other like object within the Premises which is visible from the exterior of the Premises.

                                    ARTICLE V

                            LIMITATION OF LIABILITIES

5.1 Unavoidable Delay. Except as herein otherwise expressly provided, if and whenever and to the extent that either the Landlord and the Tenant shall be prevented, delayed or restricted in the fulfillment of any obligations hereunder in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing (other than the payment of Rent) by Unavoidable Delay, the time for fulfillment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict fulfillment thereof, and the other party to this Lease shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned nor shall Rent abate.

5.2 Limitation of Landlord's Liability. The Landlord shall only be liable for any personal injury or death suffered by the Tenant or any person in its employ who may be upon the Premises or for the loss or any damage to any property located within the Premises of the Tenant or of any employee of the Tenant if caused by the actual fault or negligence of the Landlord. It is expressly understood and agreed by Tenant that none of Landlord's covenants, undertakings or agreements are made or intended as personal covenants, undertakings or agreements by Landlord or its partners, and any liability for damages or breach or nonperformance by Landlord or for damages caused by or arising from any other action whatsoever, shall be collectable only out of Landlord's interest in the Project and no personal liability is assumed by, nor at any time by be asserted against, Landlord or its partners or any of its or their officers, agents, employees, legal representatives, successors or assigns, if any, all such liability, being expressly waived released by Tenant.


5.3 Indemnity. The Tenant and the Landlord shall each indemnify and save the other harmless in respect of:

           (a) all claims and liabilities arising from any act or omission of the indemnitor or any person for whose conduct the indemnitor is responsible and the costs incurred by the indemnitee in connection with any action pertaining thereto; and

           (b)    any damage suffered by the indemnitee by reason

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                  of the breach by the indemnitor of any of its obligations
                  under this lease and the costs incurred by the indemnitee in connection with any action pertaining thereto.

                                   ARTICLE VI

                                      TAXES

6.1 Landlord's Taxes. The Landlord shall pay before delinquency the Taxes relating to the Building.

6.2 Tenant's Taxes. The Tenant shall pay before delinquency all taxes and other charges imposed by any lawful authority against the Tenant or any sub-tenant, licensee or occupant of the premises which if not paid would constitute either a lien on either the Land or the Building or a liability of the Landlord.

6.3 Assessment Appeals. The Tenant shall not conduct any appeal from any governmental assessment or determination of the value of the Land, the Building or the Premises.

                                   ARTICLE VII

                                    INSURANCE

7.1 Landlord's Insurance. The Landlord shall maintain Insurance with respect to its interest in the Building, the Common Areas and the Parking Facility, if any. Such insurance shall include, if available, a waiver of any right of subrogation with respect to property insurance only, against the Tenant.

7.2 Tenant's Insurance. The Tenant shall maintain Insurance with respect to its interest in the Premises, the Leasehold Improvements and all operations of the Tenant in and from the Premises in the amounts and forms as specified below. The Tenant shall at the request of the Landlord provide the Landlord with certificates of such insurance. If both the Landlord and the Tenant have claims to be indemnified under any such insurance, the indemnity shall be applied first to the settlement of the claim of the Landlord and the balance to the settlement of the claim of the Tenant. Such insurance shall include the Landlord and any Mortgagee designated by Notice by the Landlord as named insureds as their interests may appear and, if available, shall contain a cross-liability clause protecting the Landlord in respect of claims by the Tenant as if the Landlord were separately insured and a provision prohibiting the insurer from materially altering or canceling the coverage without first giving the Landlord at least 30 days' prior written notice thereof. Such insurance shall include, if available, a waiver of any right of subrogation with respect to property insurance only, against

                                     - 10 -

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the Landlord.

           (a) Liability Insurance. Tenant shall provide on or before it enters the Demised Premises and shall keep in force during the term, for the benefit of Landlord and Tenant, liability insurance against any liability occasioned by any occurrence in or about the Demised Premises or any appurtenance thereto. Such policy is to be written in a combined single limit of at least $1,000,000 for injury or death to one or more than one person arising from any one occurrence and with respect to property damages. In addition, Tenant shall maintain and provide a $2,000,000 umbrella policy on terms which Landlord shall specify.

           (b) Fire Insurance. Tenant shall insure and keep its equipment, personal property and all leasehold improvements benefitting the Demised Premises or elsewhere on the Real Estate insured against damage by fire, water damage and other casualties and risks covered by "All Risk" and extended coverage insurance. Landlord shall not carry insurance of any kind on Tenant's property, and, except as provided by law or by reason of its fault or its breach of any of its obligations hereunder, shall not be obligated to repair any damage thereto or replace the same.

           (c) Worker's Compensation. Tenant shall maintain Worker's Compensation insurance, insuring against and satisfying Tenant's obligations and liabilities under the applicable Worker's Compensation laws. Tenant shall also maintain Employers Liability Insurance in the amount of at least $1,000,000.

                                  ARTICLE VIII

                        OPERATION, SERVICES, MAINTENANCE,
                          REPAIR AND ACCESS BY LANDLORD

8.1 Quiet Enjoyment. The Landlord covenants with the Tenant for quiet enjoyment.

8.2 Standard of Operation. The Landlord shall operate and manage the Building, the Land, the Common Areas, the Common Service Areas and the Parking Facility, if any, to the standard of a good quality office building, subject to the limitations arising from the design of the Building and its basic systems.

8.3 Services to Premises. The Landlord shall provide the following services to the Premises:

           (a) heat, ventilation and air conditioning as required for the comfortable use and occupancy of the Premises during the normal business hours as determined by the Landlord from time to time (and being, at the date of this lease, 8:00 a.m. to 6:00 p.m. Monday to Friday except on legal or statutory holidays);


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           (b)    electrical power for lighting and office
                  equipment;

           (c)    replacement of tubes and ballasts;

           (d)    janitorial services;

8.4 Services to Building. The Landlord shall provide for the Tenant and others the following services:

           (a)    elevators;

           (b) washroom facilities on each floor of the Building on which the Premises are located;

           (c) heat, ventilation, air conditioning, lighting, and janitorial service in the appropriate interior portions of the Common Areas;

           (d) snow removal and landscape maintenance for the appropriate exterior portions of the Common
                  Areas;

           (e) exterior window washing at such intervals as landlord deems appropriate;

           (f)    garbage removal; and

           (g)    janitorial services for the appropriate
                  interior portions of the Common Areas.

8.5 Additional Services. The Landlord, if it shall from time to time so elect, shall have the exclusive right, by way of Additional Services, to provide or have its designated agents or contractors provide any janitorial or cleaning services to the Premises required by the Tenant which are additional to those required to be provided by the Landlord under section 8.3, including the Additional Services which the Landlord agrees to provide by arrangement and to supervise the moving of furniture or equipment of the Tenant and the making of repairs or alterations conducted within the Premises, and to supervise or make deliveries to the Premises. The cost of Additional Services (including the Landlord's administration fee) provided to the Tenant, whether the Landlord shall be obligated hereunder or shall elect to provide them as Additional Services, shall be paid to the Landlord by the Tenant from time to time promptly upon receipt of invoices therefor from the Landlord. The cost of Additional Services charged directly to the Tenant and other tenants shall be credited in computing Operating Costs and Taxes to the extent that they would otherwise have been included.

8.6 Extra Operating Costs. Upon request by the Tenant, the Landlord may agree from time to time to arrange for extra heating, ventilating and air conditioning supply, electrical supply or for the supply of other services to the Premises above those normally provided to tenants of the Building or outside of normal business hours. The Tenant will pay to the Landlord in the manner in which Operating Costs and Taxes are paid from time to time hereunder any and all additional costs and expenses of the Landlord which may arise in respect of the use by the Tenant of the Premises for business hours that do not coincide with normal business hours for the Building generally or that may arise in respect of extra heating, ventilating and air conditioning supply, electrical supply and other services which are arranged to be provided to the Tenant as a result of its activities over and above those normally provided to the tenants of the Building or outside of normal business hours, plus an administration fee equal to fifteen percent (15%) of each component thereof. The Landlord reserves the right to install at the Tenant's expense meters to check the Tenant's consumption of electricity, water or other utilities.

8.7 Maintenance and Repair. The Landlord shall maintain and repair the following:

           (a) the Building and its basic systems but not the Premises or the premises of other tenants;

           (b)    the structural elements of the Premises; and

           (c) the Common Areas, the Common Service Areas and the Parking Facility, if any, except where such maintenance and repair is required due to the negligence of the Tenant or those for whom the Tenant is in law responsible, in which circumstances the Tenant shall be liable for the cost of such maintenance and repair.

8.8 Access by Landlord. The Landlord may enter the Premises in order:

           (a)    to perform its obligations hereunder;

           (b) to install, maintain and repair equipment within or about the Premises for the supply of services to other premises in the Building;

           (c)    to make repairs or alterations to the Building;

           (d) to take such steps as the Landlord may deem necessary for the safety or preservation of the Project; and

           (e)    to inspect the state of repair of the Premises.

Prior to the exercise of this right the Landlord whenever possible shall consult with the Tenant in order to minimize inconvenience to the Tenant and in its exercise of this right, shall observe the security requirements of the Tenant.

8.9 Interruption of Services. Landlord shall have no responsibility or liability to Tenant, nor shall there be any abatement for rent for any failure to supply any of said services and facilities that Landlord has agreed to supply hereunder during such period as such services and facilities are out of order, undergoing repair or if prevented by labor disorders, strikes, accidents or other causes beyond Landlord's control. If Landlord, in its sole discretion, deems it advisable or convenient to interrupt any of said services to make repairs, alterations or improvements or because of labor disturbances, strikes, accidents or causes beyond Landlord's control, Landlord may, after prior written notice to Tenant, do so for the period that Landlord deems expedient and advisable without any abatement in rent or other liability to Tenant.

                                   ARTICLE IX

                 MAINTENANCE, REPAIR AND IMPROVEMENTS BY TENANT

9.1 Maintenance of Premises. The Tenant shall maintain and repair the Premises and the Leasehold Improvements.

9.2 Leasehold Improvements. The Tenant may make Leasehold Improvements provided that:

           (a) the Tenant shall furnish the Landlord with professionally prepared plans and specifications therefor;

           (b) Such plans and specifications shall be approved by the Landlord and, at its election, any Expert;

           (c) the Tenant shall advise the Landlord of the identity of its contractors and tradesmen and their respective labor affiliations;

           (d) the Landlord shall either (i) approve any contractors proposed by the Tenant to perform any work which may affect the structure, the walls or the systems of the Building or (ii) require that any such work be performed by either the Landlord or its contractors in which case the Tenant shall pay the Landlord's Cost on account thereof; the Landlord may refuse to allow the contractors and tradesmen of the Tenant access to the Building if their labor affiliations may conflict with those of the Landlord or those employed by it or if they are not competent;

           (e) the Tenant shall produce evidence satisfactory to the Landlord as to the existence of all necessary permits and sufficient insurance coverage; including, but not limited to, Waivers of Liens filed on behalf of the Landlord;

           (f) the Tenant shall pay the Landlord's Cost on account of the fees of any Expert appointed to review the plans and specifications, whether or not the work proceeds;

           (g) construction of the Leasehold Improvements shall be performed in accordance with the plans and specifications submitted to the Landlord and, where applicable, approved by the Landlord, subject to any conditions or regulations imposed by the Landlord and in a good and workmanlike and expeditious manner using good quality materials;

           (h) the Landlord may inspect construction as it proceeds (the onus being on the Tenant to advise the Landlord whenever any phase has been completed so that an inspection can be made); and

           (i) if the Tenant fails to observe any of the requirements of this section the Landlord may require that construction stop and that the Premises be restored to their prior condition failing which the Landlord may do so and the Tenant shall pay the Landlord's Cost on account thereof.

Upon installation of any Leasehold Improvements, such Leasehold Improvements shall become the property of the Landlord and shall not be removed by the Tenant except as hereinafter provided.

9.3 Liens. If any lien under applicable mechanics lien statutes of the Commonwealth of Pennsylvania, as amended from time to time, or any successor statute is registered against the title to the Building and such lien relates to material, labor or any service alleged to have been provided to the Tenant, the Tenant shall upon Notice by the Landlord cause such lien to be discharged within 5 days after such Notice has been given. If the Tenant shall fail to cause any such lien to be discharged, as aforesaid, then in addition to any other rights or remedy of the Landlord, the Landlord may (but shall not be so obligated) discharge same by paying the amount claimed to be due into Court or directly to any such lien claimant and the amount so paid by the Landlord and all costs and expenses, including reasonable Attorneys' fees, incurred for the discharge of such lien shall be due and payable by the Tenant to the Landlord as Rent upon receipt of the Landlord's invoice for same.

9.4 Removal of Leasehold Improvements - Term. The Tenant may remove Leasehold Improvements either upon the exercise of its rights under, and upon the terms of, section 9.2 or with the approval of the Landlord which may be withheld in its discretion.

9.5 Removal of Leasehold Improvements - Expiration of Term. The Landlord may upon not less than 30 days' Notice (except in the case of default and re-entry in which case no prior Notice need be given) require the Tenant before the Expiration of the Term to remove some or all Leasehold Improvements and to restore the Premises to their original condition, the cost of which shall be borne exclusively by the Tenant. Upon the Expiration of the Term, all Leasehold Improvements (including carpeting and light fixtures) and all personal property of the Tenant remaining in the Premises shall become the property of the Landlord.

                                    ARTICLE X

                               TRANSFERS BY TENANT

10.1 Successors to Tenant. This lease shall inure to the benefit of and be binding upon the executors, administrators, successors and assigns of the Tenant, subject to the limitations of this Article.

10.2 Licenses, Franchises and Concessions. The Tenant shall not suffer or permit any part of the Premises to be used or occupied by any persons other than the Tenant, any subtenants permitted under section 10.3 and the employees of the Tenant and any such permitted subtenant, or suffer or permit any part of the Premises to be used or occupied by any licensee, franchisee or concessionaire, or suffer or permit any persons to be upon the Premises other than the Tenant, such permitted subtenants and their respective employees, customers and others having lawful business with them.

10.3 Assignment or Subletting. The Tenant may assign this lease or sublet the Premises in whole or in part provided that:

           (a) the Tenant shall by Notice first offer to surrender this lease in respect of the whole or the part of the Premises (the "Subject Area") which the Tenant wishes to assign or sublet. Such offer shall be made not less than 60 days prior to the date on which the Tenant proposes that the surrender be effective. The Landlord shall have a period of 15 days after any such offer is made to accept or to decline by Notice;

           (b) if the Landlord accepts the offer of the Tenant to surrender the whole or any part of the Premises pursuant to subsection (a) of this section, the Tenant shall do so upon the date specified in its Notice. If part of the Premises is to be surrendered, the Rent attributable by the Landlord thereto shall be apportioned by the Landlord and paid to the date of surrender and the Rent for the remainder of the Premises shall thereafter abate and become adjusted in accordance with such attribution. The Landlord shall perform all work required to separate the surrendered part from the remainder and to make such part capable of separate use and the Tenant shall pay the Landlord's Cost on account thereof.
                  The provisions of section 9.5 shall apply to the surrendered part of the Premises;

           (c) if the Landlord declines such offer or does not respond within the aforesaid period, the Tenant may within the next 180 day period either assign this lease or sublet the Subject Area provided that:

           (i) the Tenant shall have received a bona fide written offer;

           (ii) the Tenant shall have provided to the Landlord a true copy of such offer and adequate information to enable the Landlord to assess the credit worthiness, reputation and business of the proposed assignee or subtenant;

           (iii) the Tenant shall have obtained the approval of the Landlord to such assignment or sublease
                  (which may be withheld in its discretion and for any reason);

           (iv) the Tenant shall assign or sublet, as the case may be, only upon the terms of the offer provided to the Landlord; and

           (v) the proposed subtenant or assignee shall have agreed with the Landlord to observe and perform all the obligations of the Tenant under this lease with respect to the Premises or the Subject Area;

           (d) if within the aforesaid 180 day period the Tenant has not assigned this lease or sublet the Subject Area, the provisions of subsection (a) of this section shall again apply; and

           (e) the Tenant shall pay the Landlord's Cost on account of any request for approval and, if applicable, the preparation of the implementing documentation, in such form as may be acceptable to the Landlord;

           (f) Notwithstanding any assignment or subletting, the Tenant shall remain jointly and severally liable on this lease and shall not be relieved from performing any of the terms, covenants and conditions of this lease.

10.4 Change in Control. Any change in the effective control of the Tenant (including, without limitation, changes in the shareholders, directors, partners or officers of the Tenant) shall be deemed to be an assignment of the Premises to which the provisions of Section 10.3 shall apply. The Tenant shall provide to the Landlord the information described in Section 10.3(c)(ii) with respect to the person or persons to whom control is passing.

10.5 Advertising of Premises. The Tenant shall not advertise or allow the Premises to be advertised as being available for lease without the approval by the Landlord of the form and content of such advertisement which shall not mention any financial terms.

                                   ARTICLE XI

               TRANSFER BY LANDLORD, SUBORDINATION AND ATTORNMENT

11.1 Transfer by Landlord. This lease shall enure to the benefit of and be binding upon the successors and assigns of the Landlord. If the Landlord transfers or leases the Building, or any part thereof, and to the extent that the transferee or lessee becomes liable to perform the obligations of the Landlord hereunder, the Landlord shall thereupon no longer be liable.

11.2 Subordination and Attornment. The Tenant shall upon Notice:

           (a) subordinate this lease to any mortgage of the Building or the Land to the intent that this lease and all the interest of the Tenant in the Premises shall be subject thereto as fully as if such mortgage had been executed and registered and the money thereby secured had been advanced before the execution and delivery of this lease; and

           (b) agree to attorn to any mortgagee under such mortgage;

11.3 Estoppel Certificates. The Tenant shall certify in writing to the Landlord or as it may direct that this lease is unmodified and in full force and effect (or if modified, stating the modifications and that this lease is in full force and effect as modified), the dates to which Rent has been paid, whether or not there is any existing default on the part of the Landlord of which the Tenant has notice and any other requested information pertaining to the performance by the Landlord and the Tenant of their respective obligations hereunder. The Tenant shall provide such statement within Ten (10) days after written Notice from the Landlord requesting same. Any such statement may be conclusively relied upon by any purchaser or mortgagee of the Building or Land.

                                   ARTICLE XII

                         TERMINATION AND RENT ABATEMENT

12.1 Termination by Tenant. If the Premises or any other part of the Building, the Parking Facility, if any, the Common Areas or the Common Service Areas are damaged and the Landlord is thereby unable to fulfil its obligations to the Tenant and if in the opinion of an Expert, which opinion shall be given not more than 45 days after the date of such damage, the damage cannot be repaired within a 180 day period (employing normal construction methods without overtime or other premium unless the Landlord otherwise instructs the Expert) then the Tenant may by Notice given not more than 15 days after receipt by the Tenant of the opinion of the Expert (whose fee shall be payable by the Tenant) terminate this lease with effect as of the date on which such Notice is given.

12.2 Termination by Landlord. If any part of the Building, the Parking Facility, if any, the Common Areas or the Common Service Areas is damaged and the Landlord is thereby unable to fulfil its obligations to the Tenant or to any other tenant of the Project and if in the opinion of an Expert, which opinion shall be given not more than 45 days after the date of the damage, the damage cannot be repaired within a 180 day period (employing normal construction methods without overtime or other premium), then the Landlord may by Notice given not more than 15 days after receipt by the Landlord of the opinion of the Expert, terminate this lease with effect either (i) as of the date on which such Notice is given, if the Premises have been materially damaged, or (ii) if the Premises have not been so damaged, then as of the date stipulated by the Landlord in its Notice, which shall be not less than 60 days after the date on which it is given.

12.3 Abatement of Rent. If the Premises are damaged to the extent that they are incapable, notwithstanding a reasonable amount of inconvenience to the Tenant, of being used by the Tenant for their intended purpose and if the damage has not been caused by any act or omission of either the Tenant or those for whom it is responsible, Rent shall abate with effect as of the date of the damage in proportion to the area of the Premises so damaged until either:

           (a) the Landlord and the Tenant, each acting diligently, have completed their respective obligations to repair; or

           (b) the first to occur of (i) the date the proceeds of any loss of rental income insurance attributable to the damage are no longer available for application on account of the abatement of the Rent payable under this lease and the rent payable under any other leases of premises in the Building affected by the same event of damage or (ii) the period of time during which such proceeds would have been available if the Landlord had performed its obligation to maintain the coverage described in part (c)(ii) of the definition of Insurance has expired.

                                  ARTICLE XIII

                               LANDLORD'S REMEDIES

13.1 Default and Re-Entry. If (i) the Tenant shall fail to make any payment of Rent as and when same is due to be paid hereunder and such failure to pay shall continue for five (5) days or (ii) the Tenant fails to observe or perform any of its other obligations hereunder after Notice specifying the default and a period to cure has been given, then the Tenant shall be deemed to be in default and the Landlord may at any time thereafter re-enter the Premises and terminate this lease. In the event that rent is not paid by the 5th day of the month, a two hundred ($200.00) dollar late charge shall apply.

Notwithstanding anything contained in this lease to the contrary, in the event the Tenant fails to pay any item of Rent when same is due to be paid hereunder or fails to perform any other obligations hereunder, more than twice in any twelve (12) month period, then there shall be no obligation on the part of the Landlord to give the Tenant written Notice and the Landlord shall be entitled to proceed without notice in accordance with the Landlord's rights pursuant to
Article XIII hereof.

13.2 Re-letting and Sale of Personalty. Whenever the Landlord becomes entitled to re-enter upon the Premises under any provision of this lease the Landlord in addition to all other rights it may have, shall have the right, but shall not be obligated, as agent of the Tenant to enter the Premises and re-let them (for a term or terms shorter or longer than the balance of the Term, granting reasonable concessions in connection therewith) and to receive the Rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and to sell the same at public or private sale without Notice and to apply the proceeds thereof and any Rent derived from re-letting the Premises upon account of the Rent due and to become due under this lease and the Tenant shall be liable to the Landlord for the deficiency, if any.

13.3 Right of Landlord to Remedy. If the Tenant defaults hereunder, the Landlord may proceed to remedy the default, including the making of any payments due or alleged to be due by the Tenant to third parties, and the Tenant shall pay on demand the Landlord's cost, plus interest on account thereof, all without prejudice to the Landlord's rights and remedies for such default by the Tenant.

13.4 Bankruptcy of Tenant. If a substantial portion of the property of the Tenant on the Premises is seized or taken in execution or attachment by a creditor of the Tenant or if the Tenant makes an assignment for the benefit of creditors or if a receiver-manager is appointed to control the conduct of the business on or from the Premises or if the Tenant becomes bankrupt or insolvent or takes the benefit of any act now or hereafter in force for bankrupt or insolvent debtors or if an order is made for the winding-up of the Tenant, the next ensuing 3 months' rent immediately will become due and payable as accelerated rent and the Landlord may re-enter and take possession of the Premises as if the Tenant were holding over and this lease shall forthwith be terminated upon Notice by the Landlord to this effect. Accelerated rent will be recoverable by the Landlord in the same manner as the Rent hereby reserved.

13.5 Interest. The Tenant shall pay to the Landlord interest at a rate equal to Prime plus 5% per annum on all arrears of Rent and on any payment made by Landlord for the benefit or on behalf of Tenant.

13.6 Costs. If legal action is brought by Landlord by reason of any default by Tenant hereunder and a default is established, the Tenant shall pay all costs incurred therefor, including reasonable attorney fees. The Tenant shall also be responsible for, and shall pay to the Landlord, including, without limitation reasonable compensation for all time expended by the Landlord's own personnel, reasonable attorney fees and all other costs of any kind whatsoever arising from or incurred as a result of any default of the Tenant or any enforcement by the Landlord of any of the Tenant's obligations under this lease or any other agreement or obligation of the

Tenant to the Landlord whether or not related to the Premises. The Tenant agrees that if the Tenant remains in default under this lease after receiving Notice as required pursuant to this lease the Landlord shall be entitled to receive from the Tenant and the Tenant shall pay a minimum administration fee of not less than Fifty Dollars ($50.00) per day to the Landlord which the Tenant acknowledges as being reasonable compensation for time expended by the Landlord's personnel in enforcing any of the Landlord's rights pursuant to this lease after the giving of such Notice, it being clearly understood that the payment or demand for such agreed reasonable compensation shall not be in lieu of and shall be in addition to any other fees, costs, compensations due to the Landlord as a result of the Tenant's default pursuant to this lease or pursuant to law or any order of court.

13.7 Confession of Judgment for Rent. Tenant hereby authorizes and empowers any prothonotary or attorney of any court of record (the "Attorney") to appear for Tenant in any actions which may be brought for any Rent due hereunder including accelerated Rent and any other sums which may become due and payable hereunder for the balance of the Term and therein confess Judgement against Tenant for all or any part of the Rent and any other sums due hereunder: and for interest and costs, together with an attorney's commission of ten percent (10%) or $20,000.00 whichever is greater.

13.8 Confession of Judgment for Possession. Tenant hereby authorizes and empowers any prothonotary or attorney to appear for Tenant in any action brought for possession hereunder and therein confess judgment in ejectment in any competent court against Tenant and all persons claiming under Tenant for the recovery by Landlord of possession of the Premises, for which a copy of this lease shall, verified by an affidavit, be a sufficient warrant. Thereafter, if Landlord so desires, a writ of execution or of possession may issue forthwith, without any prior writ or proceedings whatsoever. Such authority shall not be exhausted by one exercise thereof and if such action shall thereafter, for any reason, be terminated and possession of the Premises remain in or be restored to Tenant, Landlord may, upon any subsequent default by Tenant, confess judgment in ejectment to recover possession of the Premises, and the termination for any reason of any such prior actions shall not prevent, hinder or prejudice the right and power of Landlord to bring subsequent actions as set forth in this paragraph. If such action is commenced, Landlord shall be entilteled to a judgement for Attorney's commission of ten percent (10%) of rents due or $20,000.00, whichever is greater.

                                   ARTICLE XIV

                                   REGULATIONS

14.1 Purpose. The Landlord may by Notice impose regulations, from time to time, for the orderly operation of the Building, the Common Areas and the Parking Facility, if any, the present regulations are attached hereto as Schedule "C" to this lease.

14.2 Observance. The Tenant shall observe and shall cause those for whom it is responsible to observe the regulations.

14.3 Enforcement. The Landlord shall enforce the regulations against all occupants of the Building but in doing so will not be obligated to commence any legal proceedings or be held liable for any claims by the Tenant or other tenants arising out of the failure of the Landlord to commence legal proceedings for any breach of regulations.

                                   ARTICLE XV

                                  MISCELLANEOUS

15.1 Exhibiting Premises. The Landlord may exhibit the Premises to prospective purchasers, prospective mortgagees and, during the last 6 months of the Term, prospective tenants.

15.2 Name of Building. The Landlord may designate the name of the Building and the Project and upon not less than 30 days' Notice may change the name of either the Building or the Project. The Tenant shall only refer to the Building and the Project by their designated names and shall only use such names as its business address.

15.3 Relocation. The Landlord and Tenant agreed that at any time during the Term and any renewal thereof, the Landlord shall have the right, upon providing the Tenant at least thirty (30) days' prior written Notice, to relocate the Tenant to other premises within the Building of approximately the same size, quality and interior design as the Premises provided, however, that the Tenant shall have the right to approve such new space, which approval shall not be unreasonably withheld. The Tenant shall give written Notice to the Landlord of its approval or disapproval of such new space within ten (10) days of the receipt of the Landlord's notice requesting the Tenant to relocate. The Landlord shall pay the Tenant's direct moving costs only provided the Tenant shall provide the Landlord with reasonable evidence of such costs. The relocation shall be effective on the date stated in the Landlord's notice and the Tenant shall complete its move in one (1) weekend. In the event the Landlord relocates the Tenant to such new space, this lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space save and except:

           (i) the Right of First Refusal, if any, if the new space is located on a different floor than the original Premises; and

           (ii) the location and size of the Premises which shall be in accordance with the appropriate floor plan.

Upon the relocation taking place, the Fixed Rent per square foot for the new space shall be the same Fixed Rent per square foot as for the Premises and the lease will be amended accordingly. If the Tenant reasonably refuses to approve such new space, the Landlord shall have the right to terminate this lease by written Notice given to the Tenant within ten (10) days following the Landlord's receipt of the Tenant's Notice disapproving such new space, which termination shall be effective sixty (60) days after the date of the original Notice.

15.4 Notice. Any Notice to be given pursuant to this lease shall be in writing and shall be deemed to have been given if signed by or on behalf of the party giving Notice and delivered or mailed by registered prepaid post to the other party as follows:

           (a)    to the Landlord at:

                              1740 Walton Road
                              Att: Michael Barrist
                              Blue Bell, PA 19422

           with copy to:

                              Mr.Joshua Gindin, Esq.
                              1700 Two Logan Square
                              18th and Arch Streets
                              Philadelphia, Pa 19103

           and


           (b)    to the Tenant at
                            NCO Financial System, Inc
                            1740 Walton Road
                            Blue Bell, Pa 19422


Any Notice so given shall be deemed to have been given, if delivered, on the first business day following the date of such delivery or, if mailed, on the third business day following the date of such mailing. Either party may by Notice change its address. During any interruption, threatened interruption or substantial delay in postal services, all Notices shall be delivered.

15.5 Compliance with Laws, etc. The Landlord and the Tenant shall at all times in the performance of their respective obligations under this lease comply with all laws, by-laws, regulations and orders of any competent authority and with the requirements of any insurer of the interest of the Landlord in the Project.

15.6 Governing Law and Severability. This lease shall be governed by and construed in accordance with the laws in force in the State in which the Project is located. The Landlord and the Tenant agree that all of the provisions of this lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate section hereof. Should any provision or provisions of this lease be illegal or not enforceable, it or they shall be considered separate and severable from the lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.

15.7 Recordation. The Tenant may record this Lease with the prior written approval of the Landlord, which approval the Landlord may withhold in its discretion. If the Landlord provides such approval, the Tenant shall not record this Lease but shall prepare and have executed by the parties hereto a short form of lease approved by the Landlord for the purpose only of enabling notice of this Lease to be recorded without affecting the respective rights and obligations of the parties hereunder. The Tenant shall pay the Landlord's Cost incurred in connection with such recordation and, for greater certainty, shall pay the cost of any necessary survey plan of the Premises.

15.8 Condemnation. If at any time during the Term the interest of the Tenant under this lease or the whole or any part of either the Premises or any other part of the Building shall be taken by any lawful power or authority by the right of condemnation or eminent domain, the Landlord may at its option, give Notice to the Tenant terminating this lease on the date when the Tenant or Landlord is required to yield up possession thereof to the condemning authority. Upon such termination, or upon termination by operation of law, as the case may be, the Tenant shall immediately surrender the Premises and all its interest therein, the Rent shall abate and be apportioned to the date of termination, the Tenant shall forthwith pay to the Landlord the apportioned Rent, all other amounts which may be due to the Landlord up to the date of termination, and the provisions of section 2.4 shall apply. The Tenant shall have no claim upon the Landlord for the value of its property or the unexpired Term of this lease, but the parties shall each be entitled to separately advance their claims for compensation for the loss of their respective interests in the Premises and the parties shall each be entitled to receive and retain such compensation as may be awarded to each respectively. If an award of compensation made to the Landlord specifically includes an award for the Tenant, the Landlord will account therefor to the Tenant. In this Section the word "condemnation" shall include a sale by the Landlord to an authority with powers of condemnation, in lieu of or under threat of condemnation.

15.9   Hazardous Substances; Wastes.

       (a) Tenant will not, and will not permit any other occupant of the Premises to store, generate, treat or dispose any Hazardous Substances or Wastes on or about the Premises or the Building, and hereunder shall promptly cure any such condition. Tenant's obligations hereunder shall serve the expiration or sooner termination of this Lease;

        (b) Tenant hereby represents and warrants that Tenant has not been identified in any litigation, proceeding or investigation as a responsible party or potentially responsible party for any liability for disposal or release of any Hazardous Substances or Wastes; and

        (c) For the purposes hereof: (i) "Hazardous Substances" shall mean any flammable explosives, radioactive materials, asbestos, unreaformaldehyde, hazardous wastes, toxic substances or any other elements or compounds designated as a "hazardous substance", "pollutant" or "contaminant" in the CComprehensiveEnvironmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9600 et. seg or in the Resource Conservation and Recovery Act, 42 U.S.C.
Section 6991 et. seg. or any other applicable Federal, state or local law or regulation and (ii) "Wastes" shall mean any hazardous wastes, residual wastes, solid wastes or other wastes as those terms are defined in the applicable Federal, state or local laws or regulations.

15.10 Rider. The Rider attached hereto as Schedule "D" forms a part of this Lease.

           IN WITNESS WHEREOF the Landlord and the Tenant have executed this lease under their respective seals.

           Dated ________________________________________________, 199__.

                                       1710-20 Sentry East Associates, L.P.


                                       by: /s/  Michael J. Barrist
                                           -------------------------------------
__________________________                    Michael J. Barrist, President
Attest                                         1710-20 Sentry East Inc. The
                                               General Partner






                                        "LANDLORD"



                                       by: /s/  Michael J. Barrist, President
                                           -------------------------------------
__________________________
Attest                                  "TENANT"

                                  Schedule "A"





                                Legal Description

Unit 1710-1720 in Sentry Park East Condominium together with an undivided 40.440 percent interest in and to the common elements of the Condominium as described in that certain Declaration of Condominium of Sentry Park East Condominium dated June 30, 1993 as recorded in Deed Book 5046, page 2030,
Montgomery County, Pennsylvania.

                                  SCHEDULE "C"

                                   REGULATIONS


Pursuant to Section 14.1 the Landlord hereby imposes the following regulations:

1. Deliveries of building materials, major pieces of equipment and furniture and bulky goods shall only be made by prior arrangement with the Building management and through the Delivery Facilities.

2. The Tenant shall only use the Building key system and shall obtain all keys and cards providing access to the Building, the Parking Facility, if any and the Premises from the Landlord. No additional locks shall be installed on the doors to the Premises.

3.       No bicycles or other vehicles shall be brought into the Building.

4. No inflammable oils or other dangerous materials shall be kept in the Building.

5.       The Common Areas shall not be obstructed.

6. The Tenant shall provide the Landlord with the names of all persons entitled to enter the Premises outside normal business hours. The Landlord shall only be required to allow access to the Premises by such persons.

7. The Tenant shall not install any power or water consuming machinery and equipment, except normal office equipment, without the approval of the Landlord and, if required by the Landlord, shall connect such machinery and equipment to separate meters.

8.       If required by the Landlord, the Tenant shall arrange for pest control.

9. The Tenant shall not remove or alter the Building standard window coverings or except with the approval of the Landlord install any additional window coverings.

10. The Tenant shall keep all window blinds down so as to prevent direct sunlight from penetrating the Premises.

11.      The Landlord may restrict canvassing or peddling in the Building.

12. The Tenant shall maintain with the Landlord current lists of the names and license plate numbers of each employee using the Parking Facility, if any and shall cause its employees to affix to their automobiles whatever manner of identification the Landlord may require.

13. The Tenant shall observe the directions of the Landlord as to parking locations in the Parking Facility, if any according to automobile size.

14. The Tenant shall leave the Premises in a condition suitable for the performance by the Landlord of its janitorial services.

                       1710-20 SENTRY EAST ASSOCIATES L.P.

                                       AND




                            NCO Financial System, Inc




                              OFFICE PREMISES LEASE

                                TABLE OF CONTENTS

1.       INTERPRETATION
         1.1      Defined Terms - General
         1.2      Defined Terms - Operating Costs and Taxes
         1.3      Number, Gender and Joint and Several Liability
         1.4      Procedure for Approval
         1.5      Divisions
         1.6      Entire Agreement
         1.7      Reasonableness
         1.8      Nature of the Lease

2.       DEMISE AND TERM
         2.1      Demise-Premises
         2.2      Licenses
         2.3      Term
         2.4      Surrender on Termination
         2.5      Holding Over

3.       RENT
         3.1      Items of Rent
         3.2      General
         3.3      Final Determination of Certain Items of Rent
         3.4      Insufficient Funds
         3.5      Deposit

4.       USE OF PREMISES
         4.1      Use
         4.2      Waste and Nuisance
         4.3      Extraordinary Equipment
         4.4      Fire Prevention and Energy Conservation
         4.5      Exterior Appearance of Premises

5.       LIMITATION OF LIABILITIES
         5.1      Unavoidable Delay
         5.2      Limitation of Landlord's Liability
         5.3      Indemnity

6.       TAXES
         6.1      Landlord's Taxes
         6.2      Tenant's Taxes
         6.3      Assessment Appeals

7.       INSURANCE
         7.1      Landlord's Insurance
         7.2      Tenant's Insurance

8.       OPERATION, SERVICES, MAINTENANCE, REPAIR AND ACCESS BY
         LANDLORD
         8.1      Quiet Enjoyment
         8.2      Standard of Operation
         8.3      Services to Premises
         8.4      Services to Building
         8.5      Additional Services

         8.6      Extra Operating Costs
         8.7      Maintenance and Repair
         8.8      Access by Landlord

9.       MAINTENANCE, REPAIR AND IMPROVEMENTS BY TENANT
         9.1      Maintenance of Premises
         9.2      Leasehold Improvements
         9.3      Liens
         9.4      Removal of Leasehold Improvements - Term
         9.5      Removal of Leasehold Improvements - Expiration of
                  Term

10.      TRANSFERS BY TENANT
         10.1     Successors to Tenant
         10.2     Licenses, Franchises and Concessions
         10.3     Assignment or Subletting
         10.4     Change in Control
         10.5     Advertising of Premises

11.      TRANSFER BY LANDLORD, SUBORDINATION AND ATTORNMENT
         11.1     Transfer by Landlord
         11.2     Subordination and Attornment
         11.3     Estoppel Certificates

12.      TERMINATION AND RENT ABATEMENT
         12.1     Termination by Tenant
         12.2     Termination by Landlord
         12.3     Abatement of Rent

13.      LANDLORD'S REMEDIES
         13.1     Default and Re-Entry
         13.2     Re-letting and Sale of Personalty
         13.3     Right of Landlord to Remedy
         13.4     Bankruptcy of Tenant
         13.5     Interest
         13.6     Costs
         13.7     Confession of Judgment for Rent
         13.8     Confession of Judgment for Possession

14.      REGULATIONS
         14.1     Purpose
         14.2     Observance
         14.3     Enforcement

15.      MISCELLANEOUS
         15.1     Exhibiting Premises
         15.2     Name of Building
         15.3     Relocation
         15.4     Notice
         15.5     Compliance with Laws, etc
         15.6     Governing Law and Severability
         15.7     Recordation
         15.8     Condemnation
         15.9    Rider
Schedule "A" Legal Description
Schedule "B" Floor Plan
Schedule "C" Regulations

THIS LEASE MADE in duplicate this _____ day of_______________, 199____




                      1710-20 SENTRY EAST ASSOCIATES, L.P.

                                (the "Landlord")


                               of the FIRST PART,



                                     - and -


                           NCO Financial System, Inc.


                                 (the "Tenant")

                               of the SECOND PART,


                      WHEREBY the parties agree as follows:

                                    ARTICLE I

                                 INTERPRETATION

1.1        Defined Terms - General.  In this lease:

"Building" means that certain building known as 1710 Walton Road, Blue Bell, Pa. 19422 located on the Land.

"Common Areas" means those parts of the Project designated by the Landlord for common use by the Landlord and the tenants of the Project, including without limitation, the landscaped portions of the Project, the public sidewalks and the landscaped portions of the streets adjacent to the Project, the Delivery Facilities, and Parking Facilities, if any.

"Common Service Areas" means those parts of the Project, whether or not within the Building, designated by the Landlord which provide services to the Project;

"Cost of Utilities" means the cost of electricity and other utilities supplied to tenants of premises in the Building as determined by the Landlord who in making its determination shall take into account the readings of any electrical check meters installed by the Tenant;

"Delivery Facilities" means those portions of the Project designated by the Landlord as facilities for common use by the Landlord and tenants of the Project for deliveries;

"Expert" means any architect, engineer, land surveyor, chartered accountant, or other professional consultant, as the case may be, appointed by the Landlord and qualified in the opinion of the Landlord to perform the particular function;

"Expiration of the Term" means the termination of this lease by either passage of time or operation of any of its provisions;

"Fixed Rent" means the amount payable under section 3.1(a);

"Insurance" means coverage with respect to the following risks in amounts equal, in the case of the Landlord, to those maintained by prudent owners of like buildings and, in the case of the Tenant, to those maintained by prudent tenants of like premises:

           (a)    comprehensive general liability;

           (b)    all risks coverage;

           (c)    in the case of the Landlord:

           (i)    boiler and machinery; and

           (ii)   loss of rental income by reason of damage; and

           (d) in the case of the Tenant, comprehensive general liability;

and in the case of the Landlord, such other coverage as the Landlord may require to maintain and in the case of the Tenant, such other coverage as the Landlord may require, in each case having regard to the risks which are customarily insured against by prudent landlords and tenants of like premises;

"Landlord's Cost" means with respect to any cost incurred by the Landlord the actual amount thereof and a fee on account of management and overhead, said fee to be equal to the amount the Landlord might reasonably pay to a third party for the administration and management of the Building.

"Leasehold Improvements" means the fixtures and improvements made by or on behalf of the Tenant in the Premises;

"Notice" has the meaning set forth in section 15.4;

"Parking Facility", if any, means those portions of the Project designated by the Landlord for parking;

"Premises" means the portion of the Building, excluding its exterior, outlined in red on the floor plan attached to, and forming part of, this lease, currently known as suite 1720.

"Prime" means the rate of interest from time to time announced by Mellon Bank, N.A. as its prime rate;

"Project" means the improvements constructed on the Land including the Building, the Common Areas (whether on or adjacent to the Land), the Parking Facility, if any, and any other building;

"Land" means the land as described in Schedule "A" attached hereto.

"Rent" means the amounts payable by the Tenant to the Landlord under this lease;

"Term" means the term of this lease as specified in section 2.3 and any permitted overholding; and

"Unavoidable Delay" means any event, beyond the control of the party affected thereby which prevents the fulfillment by such party of any obligation hereunder and not caused by such party and not avoidable by the exercise of reasonable effort or foresight by such party.

1.2 Defined Terms - Operating Costs and Taxes. For the purpose of calculating the Proportionate Share of Operating Costs and Taxes:

"Fiscal Year" means a calendar year provided that the Landlord may by Notice specify an annual date upon which each subsequent Fiscal Year is to begin, in which event the Fiscal Year which would otherwise be current when such annual date first occurs thereafter shall terminate on the preceding day;

"Operating Costs and Taxes" means for a Fiscal Year the aggregate costs paid or payable by the Landlord in accordance with generally accepted accounting principles applied in the real estate management industry on account of Taxes, Insurance and the operation, management, maintenance and repair of the Building and on a proportionate basis as hereinafter provided, the Land, the Common Areas, the Common Service Areas and those costs associated with Condominium Association Fees, together with a charge, the annual cost of which for the purpose of this Lease shall be deemed to be management fees paid by the Landlord for the administration and management of the Building and the Land, and, if the Landlord itself manages the Building and the Land, a fee equal to the amount the Landlord might reasonably pay to a third party for the administration and management of the Building and the Land. Without limiting the generality of the foregoing, Operating Costs and Taxes shall also include the cost amortized at Prime of all capital improvements made after the Building is substantially completed, which (i) have the effect of reducing the costs which would otherwise be included in Operating Costs and Taxes, or (ii) are required by any competent governmental authority. Operating Costs and Taxes shall exclude the following:

           (i) costs directly recoverable from tenants or insurers;

           (ii) debt service, depreciation or other costs of a capital nature and interest on any of the foregoing, except as hereinafter provided;

           (iii)  costs of procuring any lease; and

           (iv) income, corporate and other taxes of a personal nature of the Landlord to the extent not imposed in lieu of Taxes.

The proportion of Operating Costs and Taxes attributable to the Land, Common Areas and the Common Service Areas shall be allocated equitably by the Landlord to all buildings forming part of the Project and will be based to the extent possible on the respective aggregate areas of Rentable Space in the Building and all other buildings forming part of the Project. If at any time there are unoccupied premises in the Building, the Landlord may make an equitable adjustment of the amount of Operating Costs and Taxes by reason of the fact that unoccupied premises result in lower costs in order that the tenants of the occupied premises will bear the actual amount of the Operating Costs and Taxes attributed to their respective premises;

"Taxes" means all taxes and other charges imposed by any lawful authority against the Land and any improvements thereon or upon the Landlord in respect thereof and all costs relating to any appeal thereof, and includes (without limiting the generality of the foregoing) any Rental Taxes;

"Proportionate Share" means the ratio, the numerator of which is the Rentable Space of the Premises and the denominator of which is the aggregate Rentable Space of the Building (exclusive of any storage areas);

"Rentable Space" whether in the case of a whole floor of the Building or in the case of premises comprising part of a floor of the Building shall be determined by the Landlord's architect or land surveyor according to the American National Standard for measuring floor area in office buildings as established by the Builders Owners and Managers Association International and in effect as of the date of commencement of the Term;

"Rental Taxes" means any tax or duty imposed upon the Landlord which is measured or based in whole or in part directly upon the Rent payable under this lease or services provided by the Landlord whether existing at the date hereof imposed by any governmental authority.

1.3 Number, Gender and Joint and Several Liability. The necessary grammatical changes required to make the provisions of this lease apply in the plural sense where the Tenant comprises more than one entity and to corporations, associations, partnerships or individuals, male or female, shall be assumed as though in each case fully expressed. If the Tenant is more than one person or entity its liability shall be joint and several. If the Tenant is a partnership each person who is or becomes a member of the partnership or any successor partnership shall be jointly and severally liable.

1.4 Procedure for Approval. Any request for approval shall be requested by Notice and in the absence of reply given by Notice not later than 15 days after Notice of the request has been received, or such other period of time as is otherwise expressly provided in this lease, the approval shall be deemed to have been given unless the approval may by the terms of this lease be withheld in the discretion of the party whose approval is requested. Each approval shall be in writing unless by operation of the preceding sentence it is deemed to have been given. If either party withholds its approval it shall give Notice of its reason unless the approval may by the terms of this lease be withheld in its discretion.

1.5 Divisions. All references in this lease to articles, sections and other subdivisions are to those in this lease.

1.6 Entire Agreement. This lease and the regulations imposed by the Landlord pursuant to section 14.1 constitute the entire agreement between the Landlord and the Tenant concerning the subject matter of this lease. This lease may only be amended by an agreement in writing signed by the parties hereto.

1.7 Reasonableness. The Landlord and the Tenant shall, except as otherwise expressly provided in this lease, each act reasonably, having regard to the fact that they are the owner and a tenant, respectively, of a good quality office building, in the exercise and the enforcement of their respective rights under this lease. Each right shall be exercisable and enforceable from time to time, except as aforesaid.

1.8 Nature of the Lease. This lease is a completely net lease to the Landlord and accordingly, except as otherwise expressly provided in this lease, the Landlord has no obligations to the Tenant with respect to either the Premises, the Building, the Common Areas, the Common Service Areas, the Parking Facility, or if any, the Project.

                                   ARTICLE II

                                 DEMISE AND TERM

2.1 Demise-Premises. The Landlord hereby leases the Premises to the Tenant and the Tenant hereby leases and accepts the Premises from the Landlord, (being 15,000 square feet of Rentable Space and currently known as suite 1720) to have and to hold during the Term, subject to the terms of this lease.

2.2 Licenses. The Landlord hereby grants to the Tenant throughout the Term and subject to control by the Landlord, a non-exclusive license, revocable at any time upon Notice by the Landlord:

           (a) to use those parts of the Common Areas giving access to the Premises and the Parking
                  Facility, if any;

           (b) to have its name displayed on the main lobby directory board for the Building, on the floor lobby directory board on each floor on which the Premises are located and on the main door to the Premises, all such signs to be under the exclusive control of the Landlord and to conform to the uniform pattern of identification signs for tenants of the Building prescribed by the Landlord; and

           (c) if the Premises constitute one or more full floors of the Building, to have a sign displaying the name of the Tenant in the elevator lobby of each such floor provided that the design of the sign has been approved by the Landlord.

2.3 Term. The Term shall be ten (10) years beginning January 1, 1996 at 12:00 Midnight and ending the last day of December, 2005 at 5:00 PM.

2.4 Surrender on Termination. Forthwith upon the Expiration of the Term, the Tenant shall vacate and deliver up possession of the Premises in a broom clean condition and in good and substantial repair in accordance with the Tenant's obligation under this lease to repair the Premises, but subject to the Tenant's rights and obligations in respect of removal in accordance with sections 9.4 and
9.5. At the same time the Tenant shall surrender to the Landlord at the place then fixed for the payment of Rent all keys and other devices which provide access to the Premises, the Building or any part thereof and shall inform the Landlord of all combinations to locks, safes and vaults, if any, in the Premises.

2.5 Holding Over. If the Tenant shall continue to occupy the Premises at the expiration of this lease with or without the consent of the Landlord and without any further written agreement the Tenant shall be a monthly tenant at two hundred (200%) of the monthly Fixed Rent herein reserved for the last year of the Term and otherwise on the terms and conditions herein set forth, except as to the length of tenancy.

                                   ARTICLE III

                                      RENT

3.1        Items of Rent.  The tenant shall pay to the Landlord:

           (a) Years 1 -5: $217,500.00 per annum in 12 equal installments of $18,125.00 each based on the rate of $14.50 per square foot of Rentable Space.
                  Years 6 -10: $232,500.00 per annum in 12 equal installments of $19,375.00 each based on the rate of $15.50 per square foot of Rentable Space.

           (b)    the Proportionate Share of Operating Costs and
                  Taxes;
           (c)    the Cost of Utilities supplied to the Premises;
           (d)    the Landlord's Cost on account of the
                  following:
             (i) the replacement of tubes and ballasts in the Premises;
             (ii) the installation and any change of the name of
                  the Tenant on the main lobby directory board on which the Tenant has its name and on the main door to the Premises;
            (iii) any additional services and equipment agreed to
                  be provided by the Landlord at the request of the Tenant;
           (e) the amount, if any, by which the Operating Costs and Taxes attributed to the Premises by the Landlord exceeds the Proportionate Share of Operating Costs and Taxes if such excess is occasioned by the use or improvement of the Premises.

3.2 General. All amounts payable by the Tenant to the Landlord under this lease shall be deemed to be Rent. The Tenant shall pay Rent without abatement, deduction or set-off, except as expressly provided, in lawful money of the United States to such person and at such address as the Landlord may advise. The Tenant shall pay items of Rent of a recurring nature in advance on the first day of each month of the Term and shall pay other items of Rent within 15 days of the delivery of an invoice therefor. The Landlord shall estimate and may re-estimate, items of Rent of a recurring and variable nature for each Fiscal Year and advise the Tenant thereof. If the Commencement Date is not the first day of a month or if the Expiration of the Term does not occur on the last day of a month, Rent for the partial month shall be pro-rated on a per diem basis.

3.3 Final Determination of Certain Items of Rent. The Landlord shall within 180 days after the end of each Fiscal Year provide to the Tenant a statement (the "Statement") setting out in detail the Proportionate Share of Operating Costs and Taxes and such other items of Rent of a recurring and variable nature for such Fiscal Year. If the aggregate monthly Installments on account thereof paid during such Fiscal Year differ from the actual amount thereof set forth in the Statement, the Tenant shall pay or the Landlord shall refund the difference within 30 days after the Statement is provided. The Tenant may within the 60 day period after the Statement is provided examine the books and records of the Landlord relating to the Project. The Tenant may by Notice given within such 60 day period but not otherwise dispute the Statement whereupon the matter shall be finally resolved by an Expert. If the Expert determines that the amount payable by the Tenant has been overstated by more than three percent(3%) the Landlord shall pay the fee of the Expert.

If the Expert determines that the amount payable by the Tenant has not been overstated by three percent (3%) or more the Tenant shall pay such fee. Any adjustment required to any previous payment made by the Tenant or the Landlord by reason of any such determination shall be made forthwith and shall bear interest at a rate equal to Prime plus one percent (1%) per annum from the date the actual overpayment or underpayment is made.

3.4 Insufficient Funds. The Tenant agrees that if any of the Tenant's cheques are returned for lack of sufficient funds, the Tenant shall pay to the Landlord upon receipt of the Landlord's invoice for same, a minimum administrative fee of not less than Fifty Dollars ($50.00).

3.5 Deposit. The Landlord acknowledges receipt of the Deposit in the amount of $00.00 prior to the execution of this lease, which sum shall be deposited in an account of Landlords choice. The Deposit shall be applied as a security deposit for the due performance by the Tenant of all the covenants and obligations on its part herein contained, the Landlord hereby reserving unto itself at its sole discretion the right to apply such sum to any damages resulting from any default by the Tenant of any of its covenants and obligations hereunder or towards the payment or reduction of any claim of the Landlord against the Tenant including monthly Rent. If the Deposit hereunder shall be applied in accordance with the provisions hereof, the Tenant covenants to provide sufficient funds to ensure that the Deposit remains at the level herein before indicated within ten (10) days of receipt of the Landlord's Notice therefor. Provided the Tenant is not then in default under the lease and provided that the Tenant has not, in any way, damaged the Premises, the Landlord shall, within thirty (30) days of the Tenant's vacating the Premises, return to the Tenant the balance of the security deposit referred to in section 3.5. Landlord shall be under no obligation to refund any interest that may have accrued on said deposit.




                                   ARTICLE IV

                                 USE OF PREMISES

4.1 Use. The Premises shall be used for general office purposes only and not for any other purpose without the prior written consent of the Landlord, which consent may be withheld at the discretion of the Landlord, the Tenant shall not permit any part of the Premises to be occupied by any person other than the Tenant and its employees and any subtenant permitted under section 10.3 and the employees of such subtenant.

4.2 Waste and Nuisance. The Tenant shall not commit or permit any waste or damage to the Premises or any manner of use causing annoyance to other tenants of the Project.

4.3 Extraordinary Equipment. The Tenant shall not install any equipment which might affect the capacity of either the structure or the basic systems of the Building.

4.4 Fire Prevention and Energy Conservation. The Tenant shall comply with the requirements of the Landlord with respect to fire prevention and, with respect to the Premises, energy conservation.

4.5 Exterior Appearance of Premises. The Tenant shall keep the exterior appearance of the Premises tidy and business-like and shall not erect any sign or other like object within the Premises which is visible from the exterior of the Premises.

                                    ARTICLE V

                            LIMITATION OF LIABILITIES

5.1 Unavoidable Delay. Except as herein otherwise expressly provided, if and whenever and to the extent that either the Landlord and the Tenant shall be prevented, delayed or restricted in the fulfillment of any obligations hereunder in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing (other than the payment of Rent) by Unavoidable Delay, the time for fulfillment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict fulfillment thereof, and the other party to this Lease shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned nor shall Rent abate.

5.2 Limitation of Landlord's Liability. The Landlord shall only be liable for any personal injury or death suffered by the Tenant or any person in its employ who may be upon the Premises or for the loss or any damage to any property located within the Premises of the Tenant or of any employee of the Tenant if caused by the actual fault or negligence of the Landlord. It is expressly understood and agreed by Tenant that none of Landlord's covenants, undertakings or agreements are made or intended as personal covenants, undertakings or agreements by Landlord or its partners, and any liability for damages or breach or nonperformance by Landlord or for damages caused by or arising from any other action whatsoever, shall be collectable only out of Landlord's interest in the Project and no personal liability is assumed by, nor at any time by be asserted against, Landlord or its partners or any of its or their officers, agents, employees, legal representatives, successors or assigns, if any, all such liability, being expressly waived released by Tenant.


5.3 Indemnity. The Tenant and the Landlord shall each indemnify and save the other harmless in respect of:

           (a) all claims and liabilities arising from any act or omission of the indemnitor or any person for whose conduct the indemnitor is responsible and the costs incurred by the indemnitee in connection with any action pertaining thereto; and

           (b) any damage suffered by the indemnitee by reason of the breach by the indemnitor of any of its obligations under this lease and the costs incurred by the indemnitee in connection with any action pertaining thereto.

                                   ARTICLE VI

                                      TAXES

6.1 Landlord's Taxes. The Landlord shall pay before delinquency the Taxes relating to the Building.

6.2 Tenant's Taxes. The Tenant shall pay before delinquency all taxes and other charges imposed by any lawful authority against the Tenant or any sub-tenant, licensee or occupant of the premises which if not paid would constitute either a lien on either the Land or the Building or a liability of the Landlord.

6.3 Assessment Appeals. The Tenant shall not conduct any appeal from any governmental assessment or determination of the value of the Land, the Building or the Premises.

                                   ARTICLE VII

                                    INSURANCE

7.1 Landlord's Insurance. The Landlord shall maintain Insurance with respect to its interest in the Building, the Common Areas and the Parking Facility, if any. Such insurance shall include, if available, a waiver of any right of subrogation with respect to property insurance only, against the Tenant.

7.2 Tenant's Insurance. The Tenant shall maintain Insurance with respect to its interest in the Premises, the Leasehold Improvements and all operations of the Tenant in and from the Premises in the amounts and forms as specified below. The Tenant shall at the request of the Landlord provide the

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Landlord with certificates of such insurance. If both the Landlord and the
Tenant have claims to be indemnified under any such insurance, the indemnity shall be applied first to the settlement of the claim of the Landlord and the balance to the settlement of the claim of the Tenant. Such insurance shall include the Landlord and any Mortgagee designated by Notice by the Landlord as named insureds as their interests may appear and, if available, shall contain a cross-liability clause protecting the Landlord in respect of claims by the Tenant as if the Landlord were separately insured and a provision prohibiting the insurer from materially altering or canceling the coverage without first giving the Landlord at least 30 days' prior written notice thereof. Such insurance shall include, if available, a waiver of any right of subrogation with respect to property insurance only, against the Landlord.

           (a) Liability Insurance. Tenant shall provide on or before it enters the Demised Premises and shall keep in force during the term, for the benefit of Landlord and Tenant, liability insurance against any liability occasioned by any occurrence in or about the Demised Premises or any appurtenance thereto. Such policy is to be written in a combined single limit of at least $1,000,000 for injury or death to one or more than one person arising from any one occurrence and with respect to property damages. In addition, Tenant shall maintain and provide a $2,000,000 umbrella policy on terms which Landlord shall specify.

           (b) Fire Insurance. Tenant shall insure and keep its equipment, personal property and all leasehold improvements benefitting the Demised Premises or elsewhere on the Real Estate insured against damage by fire, water damage and other casualties and risks covered by "All Risk" and extended coverage insurance. Landlord shall not carry insurance of any kind on Tenant's property, and, except as provided by law or by reason of its fault or its breach of any of its obligations hereunder, shall not be obligated to repair any damage thereto or replace the same.

           (c) Worker's Compensation. Tenant shall maintain Worker's Compensation insurance, insuring against and satisfying Tenant's obligations and liabilities under the applicable Worker's Compensation laws. Tenant shall also maintain Employers Liability Insurance in the amount of at least $1,000,000.

                                  ARTICLE VIII

                        OPERATION, SERVICES, MAINTENANCE,
                          REPAIR AND ACCESS BY LANDLORD

8.1 Quiet Enjoyment. The Landlord covenants with the Tenant for quiet enjoyment.

8.2 Standard of Operation. The Landlord shall operate and manage the Building, the Land, the Common Areas, the Common Service Areas and the Parking Facility, if any, to the

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standard of a good quality office building, subject to the limitations arising from the design of the Building and its basic systems.

8.3 Services to Premises. The Landlord shall provide the following services to the Premises:

           (a) heat, ventilation and air conditioning as required for the comfortable use and occupancy of the Premises during the normal business hours as determined by the Landlord from time to time (and being, at the date of this lease, 8:00 a.m. to 6:00 p.m. Monday to Friday except on legal or statutory holidays);

           (b) electrical power for lighting and office equipment;

           (c)    replacement of tubes and ballasts;

           (d)    janitorial services;

8.4 Services to Building. The Landlord shall provide for the Tenant and others the following services:

           (a)    elevators;

           (b) washroom facilities on each floor of the Building on which the Premises are located;

           (c) heat, ventilation, air conditioning, lighting, and janitorial service in the appropriate interior portions of the Common Areas;

           (d) snow removal and landscape maintenance for the appropriate exterior portions of the Common
                  Areas;

           (e) exterior window washing at such intervals as landlord deems appropriate;

           (f)    garbage removal; and

           (g)    janitorial services for the appropriate
                  interior portions of the Common Areas.

8.5 Additional Services. The Landlord, if it shall from time to time so elect, shall have the exclusive right, by way of Additional Services, to provide or have its designated agents or contractors provide any janitorial or cleaning services to the Premises required by the Tenant which are additional to those required to be provided by the Landlord under section 8.3, including the Additional Services which the Landlord agrees to provide by arrangement and to supervise the moving of furniture or equipment of the Tenant and the making of repairs or alterations conducted within the Premises, and to supervise or make deliveries to the Premises. The cost of Additional Services (including the Landlord's administration fee) provided to the Tenant, whether the Landlord shall be obligated hereunder or shall elect to provide them as Additional Services, shall be paid to the Landlord by the Tenant from time to time promptly upon receipt of invoices therefor from the Landlord. The cost of Additional Services charged directly to the Tenant and other tenants shall be credited in computing Operating Costs and Taxes to the extent that they would otherwise have been included.

8.6 Extra Operating Costs. Upon request by the Tenant, the Landlord may agree from time to time to arrange for extra heating, ventilating and air conditioning supply, electrical supply or for the supply of other services to the Premises above those normally provided to tenants of the Building or outside of normal business hours. The Tenant will pay to the Landlord in the manner in which Operating Costs and Taxes are paid from time to time hereunder any and all additional costs and expenses of the Landlord which may arise in respect of the use by the Tenant of the Premises for business hours that do not coincide with normal business hours for the Building generally or that may arise in respect of extra heating, ventilating and air conditioning supply, electrical supply and other services which are arranged to be provided to the Tenant as a result of its activities over and above those normally provided to the tenants of the Building or outside of normal business hours, plus an administration fee equal to fifteen percent (15%) of each component thereof. The Landlord reserves the right to install at the Tenant's expense meters to check the Tenant's consumption of electricity, water or other utilities.

8.7 Maintenance and Repair. The Landlord shall maintain and repair the following:

           (a) the Building and its basic systems but not the Premises or the premises of other tenants;

           (b)    the structural elements of the Premises; and

           (c) the Common Areas, the Common Service Areas and the Parking Facility, if any, except where such maintenance and repair is required due to the negligence of the Tenant or those for whom the Tenant is in law responsible, in which circumstances the Tenant shall be liable for the cost of such maintenance and repair.

8.8 Access by Landlord. The Landlord may enter the Premises in order:

           (a)    to perform its obligations hereunder;

           (b) to install, maintain and repair equipment within or about the Premises for the supply of services to other premises in the Building;

           (c)    to make repairs or alterations to the Building;

           (d) to take such steps as the Landlord may deem necessary for the safety or preservation of the Project; and

           (e)    to inspect the state of repair of the Premises.

Prior to the exercise of this right the Landlord whenever possible shall consult with the Tenant in order to minimize inconvenience to the Tenant and in its exercise of this right, shall observe the security requirements of the Tenant.

8.9 Interruption of Services. Landlord shall have no responsibility or liability to Tenant, nor shall there be any abatement for rent for any failure to supply any of said services and facilities that Landlord has agreed to supply hereunder during such period as such services and facilities are out of order, undergoing repair or if prevented by labor disorders, strikes, accidents or other causes beyond Landlord's control. If Landlord, in its sole discretion, deems it advisable or convenient to interrupt any of said services to make repairs, alterations or improvements or because of labor disturbances, strikes, accidents or causes beyond Landlord's control, Landlord may, after prior written notice to Tenant, do so for the period that Landlord deems expedient and advisable without any abatement in rent or other liability to Tenant.

                                   ARTICLE IX

                 MAINTENANCE, REPAIR AND IMPROVEMENTS BY TENANT

9.1 Maintenance of Premises. The Tenant shall maintain and repair the Premises and the Leasehold Improvements.

9.2 Leasehold Improvements. The Tenant may make Leasehold Improvements provided that:

           (a) the Tenant shall furnish the Landlord with professionally prepared plans and specifications therefor;

           (b) Such plans and specifications shall be approved by the Landlord and, at its election, any Expert;

           (c) the Tenant shall advise the Landlord of the identity of its contractors and tradesmen and their respective labor affiliations;

           (d) the Landlord shall either (i) approve any contractors proposed by the Tenant to perform any work which may affect the structure, the walls or the systems of the Building or (ii) require that any such work be performed by either the Landlord or its contractors in which case the Tenant shall pay the Landlord's Cost on account thereof; the Landlord may refuse to allow the contractors and tradesmen of the Tenant access to the Building if their labor affiliations may conflict with those of the Landlord or those employed by it or if they are not competent;

           (e) the Tenant shall produce evidence satisfactory to the Landlord as to the existence of all necessary permits and sufficient insurance coverage; including, but not limited to, Waivers of Liens filed on behalf of the Landlord;

           (f) the Tenant shall pay the Landlord's Cost on account of the fees of any Expert appointed to review the plans and specifications, whether or not the work proceeds;

           (g) construction of the Leasehold Improvements shall be performed in accordance with the plans and specifications submitted to the Landlord and, where applicable, approved by the Landlord, subject to any conditions or regulations imposed by the Landlord and in a good and workmanlike and expeditious manner using good quality materials;

           (h) the Landlord may inspect construction as it proceeds (the onus being on the Tenant to advise the Landlord whenever any phase has been completed so that an inspection can be made); and

           (i) if the Tenant fails to observe any of the requirements of this section the Landlord may require that construction stop and that the Premises be restored to their prior condition failing which the Landlord may do so and the Tenant shall pay the Landlord's Cost on account thereof.

Upon installation of any Leasehold Improvements, such Leasehold Improvements shall become the property of the

Landlord and shall not be removed by the Tenant except as hereinafter provided.

9.3 Liens. If any lien under applicable mechanics lien statutes of the Commonwealth of Pennsylvania, as amended from time to time, or any successor statute is registered against the title to the Building and such lien relates to material, labor or any service alleged to have been provided to the Tenant, the Tenant shall upon Notice by the Landlord cause such lien to be discharged within 5 days after such Notice has been given. If the Tenant shall fail to cause any such lien to be discharged, as aforesaid, then in addition to any other rights or remedy of the Landlord, the Landlord may (but shall not be so obligated) discharge same by paying the amount claimed to be due into Court or directly to any such lien claimant and the amount so paid by the Landlord and all costs and expenses, including reasonable Attorneys' fees, incurred for the discharge of such lien shall be due and payable by the Tenant to the Landlord as Rent upon receipt of the Landlord's invoice for same.

9.4 Removal of Leasehold Improvements - Term. The Tenant may remove Leasehold Improvements either upon the exercise of its rights under, and upon the terms of, section 9.2 or with the approval of the Landlord which may be withheld in its discretion.

9.5 Removal of Leasehold Improvements - Expiration of Term. The Landlord may upon not less than 30 days' Notice (except in the case of default and re-entry in which case no prior Notice need be given) require the Tenant before the Expiration of the Term to remove some or all Leasehold Improvements and to restore the Premises to their original condition, the cost of which shall be borne exclusively by the Tenant. Upon the Expiration of the Term, all Leasehold Improvements (including carpeting and light fixtures) and all personal property of the Tenant remaining in the Premises shall become the property of the Landlord.

                                    ARTICLE X

                               TRANSFERS BY TENANT

10.1 Successors to Tenant. This lease shall inure to the benefit of and be binding upon the executors, administrators, successors and assigns of the Tenant, subject to the limitations of this Article.

10.2 Licenses, Franchises and Concessions. The Tenant shall not suffer or permit any part of the Premises to be used or occupied by any persons other than the Tenant, any subtenants permitted under section 10.3 and the employees of the Tenant and any such permitted subtenant, or suffer or permit any part of the Premises to be used or occupied by any licensee, franchisee or concessionaire, or suffer or permit any persons to be upon the Premises other than the Tenant, such permitted subtenants and their respective employees, customers and others having lawful business with them.

10.3 Assignment or Subletting. The Tenant may assign this lease or sublet the Premises in whole or in part provided that:

           (a) the Tenant shall by Notice first offer to surrender this lease in respect of the whole or the part of the Premises (the "Subject Area") which the Tenant wishes to assign or sublet. Such offer shall be made not less than 60 days prior to the date on which the Tenant proposes that the surrender be effective. The Landlord shall have a period of 15 days after any such offer is made to accept or to decline by Notice;

           (b) if the Landlord accepts the offer of the Tenant to surrender the whole or any part of the Premises pursuant to subsection (a) of this section, the Tenant shall do so upon the date specified in its Notice. If part of the Premises is to be surrendered, the Rent attributable by the Landlord thereto shall be apportioned by the Landlord and paid to the date of surrender and the Rent for the remainder of the Premises shall thereafter abate and become adjusted in accordance with such attribution. The Landlord shall perform all work required to separate the surrendered part from the remainder and to make such part capable of separate use and the Tenant shall pay the Landlord's Cost on account thereof.
                  The provisions of section 9.5 shall apply to the surrendered part of the Premises;

           (c) if the Landlord declines such offer or does not respond within the aforesaid period, the Tenant may within the next 180 day period either assign this lease or sublet the Subject Area provided that:

           (i) the Tenant shall have received a bona fide written offer;

           (ii) the Tenant shall have provided to the Landlord a true copy of such offer and adequate information to enable the Landlord to assess the credit worthiness, reputation and business of the proposed assignee or subtenant;

           (iii) the Tenant shall have obtained the approval of the Landlord to such assignment or sublease
                  (which may be withheld in its discretion and for any reason);

           (iv) the Tenant shall assign or sublet, as the case may be, only upon the terms of the offer provided to the Landlord; and

           (v) the proposed subtenant or assignee shall have agreed with the Landlord to observe and perform all the obligations of the Tenant under this lease with respect to the Premises or the Subject Area;

           (d) if within the aforesaid 180 day period the Tenant has not assigned this lease or sublet the Subject Area, the provisions of subsection (a) of this section shall again apply; and

           (e) the Tenant shall pay the Landlord's Cost on account of any request for approval and, if applicable, the preparation of the implementing documentation, in such form as may be acceptable to the Landlord;

           (f) Notwithstanding any assignment or subletting, the Tenant shall remain jointly and severally liable on this lease and shall not be relieved from performing any of the terms, covenants and conditions of this lease.

10.4 Change in Control. Any change in the effective control of the Tenant (including, without limitation, changes in the shareholders, directors, partners or officers of the Tenant) shall be deemed to be an assignment of the Premises to which the provisions of Section 10.3 shall apply. The Tenant shall provide to the Landlord the information described in Section 10.3(c)(ii) with respect to the person or persons to whom control is passing.

10.5 Advertising of Premises. The Tenant shall not advertise or allow the Premises to be advertised as being available for lease without the approval by the Landlord of the form and content of such advertisement which shall not mention any financial terms.

                                   ARTICLE XI

               TRANSFER BY LANDLORD, SUBORDINATION AND ATTORNMENT

11.1 Transfer by Landlord. This lease shall enure to the benefit of and be binding upon the successors and assigns of the Landlord. If the Landlord transfers or leases the

Building, or any part thereof, and to the extent that the transferee or lessee becomes liable to perform the obligations of the Landlord hereunder, the Landlord shall thereupon no longer be liable.

11.2 Subordination and Attornment. The Tenant shall upon Notice:

           (a) subordinate this lease to any mortgage of the Building or the Land to the intent that this lease and all the interest of the Tenant in the Premises shall be subject thereto as fully as if such mortgage had been executed and registered and the money thereby secured had been advanced before the execution and delivery of this lease; and

           (b) agree to attorn to any mortgagee under such mortgage;

11.3 Estoppel Certificates. The Tenant shall certify in writing to the Landlord or as it may direct that this lease is unmodified and in full force and effect (or if modified, stating the modifications and that this lease is in full force and effect as modified), the dates to which Rent has been paid, whether or not there is any existing default on the part of the Landlord of which the Tenant has notice and any other requested information pertaining to the performance by the Landlord and the Tenant of their respective obligations hereunder. The Tenant shall provide such statement within Ten (10) days after written Notice from the Landlord requesting same. Any such statement may be conclusively relied upon by any purchaser or mortgagee of the Building or Land.

                                   ARTICLE XII

                         TERMINATION AND RENT ABATEMENT

12.1 Termination by Tenant. If the Premises or any other part of the Building, the Parking Facility, if any, the Common Areas or the Common Service Areas are damaged and the Landlord is thereby unable to fulfil its obligations to the Tenant and if in the opinion of an Expert, which opinion shall be given not more than 45 days after the date of such damage, the damage cannot be repaired within a 180 day period (employing normal construction methods without overtime or other premium unless the Landlord otherwise instructs the Expert) then the Tenant may by Notice given not more than 15 days after receipt by the Tenant of the opinion of the Expert (whose fee shall be payable by the Tenant) terminate this lease with effect as of the date on which such Notice is given.

12.2 Termination by Landlord. If any part of the Building, the Parking Facility, if any, the Common Areas or the Common Service Areas is damaged and the Landlord is thereby unable to fulfil its obligations to the Tenant or to any other tenant of the Project and if in the opinion of an Expert, which opinion shall be given not more than 45 days after the date of the damage, the damage cannot be repaired within a 180 day period (employing normal construction methods without overtime or other premium), then the Landlord may by Notice given not more than 15 days after receipt by the Landlord of the opinion of the Expert, terminate this lease with effect either (i) as of the date on which such Notice is given, if the Premises have been materially damaged, or (ii) if the Premises have not been so damaged, then as of the date stipulated by the Landlord in its Notice, which shall be not less than 60 days after the date on which it is given.

12.3 Abatement of Rent. If the Premises are damaged to the extent that they are incapable, notwithstanding a reasonable amount of inconvenience to the Tenant, of being used by the Tenant for their intended purpose and if the damage has not been caused by any act or omission of either the Tenant or those for whom it is responsible, Rent shall abate with effect as of the date of the damage in proportion to the area of the Premises so damaged until either:

           (a) the Landlord and the Tenant, each acting diligently, have completed their respective obligations to repair; or

           (b) the first to occur of (i) the date the proceeds of any loss of rental income insurance attributable to the damage are no longer available for application on account of the abatement of the Rent payable under this lease and the rent payable under any other leases of premises in the Building affected by the same event of damage or (ii) the period of time during which such proceeds would have been available if the Landlord had performed its obligation to maintain the coverage described in part (c)(ii) of the definition of Insurance has expired.

                                  ARTICLE XIII

                               LANDLORD'S REMEDIES

13.1 Default and Re-Entry. If (i) the Tenant shall fail to make any payment of Rent as and when same is due to be paid hereunder and such failure to pay shall continue for five (5) days or (ii) the Tenant fails to observe or perform any of its other obligations hereunder after Notice specifying the default and a period to cure has been given, then the Tenant shall be deemed to be in default and the Landlord may at any time thereafter re-enter the Premises and terminate this lease. In the event that rent is not paid by the 5th day of the month, a two hundred ($200.00) dollar late charge shall apply.

Notwithstanding anything contained in this lease to the contrary, in the event the Tenant fails to pay any item of Rent when same is due to be paid hereunder or fails to perform any other obligations hereunder, more than twice in any twelve (12) month period, then there shall be no obligation on the part of the Landlord to give the Tenant written Notice and the Landlord shall be entitled to proceed without notice in accordance with the Landlord's rights pursuant to
Article XIII hereof.

13.2 Re-letting and Sale of Personalty. Whenever the Landlord becomes entitled to re-enter upon the Premises under any provision of this lease the Landlord in addition to all other rights it may have, shall have the right, but shall not be obligated, as agent of the Tenant to enter the Premises and re-let them (for a term or terms shorter or longer than the balance of the Term, granting reasonable concessions in connection therewith) and to receive the Rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and to sell the same at public or private sale without Notice and to apply the proceeds thereof and any Rent derived from re-letting the Premises upon account of the Rent due and to become due under this lease and the Tenant shall be liable to the Landlord for the deficiency, if any.

13.3 Right of Landlord to Remedy. If the Tenant defaults hereunder, the Landlord may proceed to remedy the default, including the making of any payments due or alleged to be due by the Tenant to third parties, and the Tenant shall pay on demand the Landlord's cost, plus interest on account thereof, all without prejudice to the Landlord's rights and remedies for such default by the Tenant.

13.4 Bankruptcy of Tenant. If a substantial portion of the property of the Tenant on the Premises is seized or taken in execution or attachment by a creditor of the Tenant or if the Tenant makes an assignment for the benefit of creditors or if a receiver-manager is appointed to control the conduct of the business on or from the Premises or if the Tenant becomes bankrupt or insolvent or takes the benefit of any act now or hereafter in force for bankrupt or insolvent debtors or if an order is made for the winding-up of the Tenant, the next ensuing 3 months' rent immediately will become due and payable as accelerated rent and the Landlord may re-enter and take possession of the Premises as if the Tenant were holding over and this lease shall forthwith be terminated upon Notice by the Landlord to this effect. Accelerated rent will be recoverable by the Landlord in the same manner as the Rent hereby reserved.

13.5 Interest. The Tenant shall pay to the Landlord interest at a rate equal to Prime plus 5% per annum on all arrears of Rent and on any payment made by Landlord for the benefit or on behalf of Tenant.

13.6 Costs. If legal action is brought by Landlord by reason of any default by Tenant hereunder and a default is established, the Tenant shall pay all costs incurred therefor, including reasonable attorney fees. The Tenant shall also be responsible for, and shall pay to the Landlord, including, without limitation reasonable compensation for all time expended by the Landlord's own personnel, reasonable attorney fees and all other costs of any kind whatsoever arising from or incurred as a result of any default of the Tenant or any enforcement by the Landlord of any of the Tenant's obligations under this lease or any other agreement or obligation of the Tenant to the Landlord whether or not related to the Premises. The Tenant agrees that if the Tenant remains in default under this lease after receiving Notice as required pursuant to this lease the Landlord shall be entitled to receive from the Tenant and the Tenant shall pay a minimum administration fee of not less than Fifty Dollars ($50.00) per day to the Landlord which the Tenant acknowledges as being reasonable compensation for time expended by the Landlord's personnel in enforcing any of the Landlord's rights pursuant to this lease after the giving of such Notice, it being clearly understood that the payment or demand for such agreed reasonable compensation shall not be in lieu of and shall be in addition to any other fees, costs, compensations due to the Landlord as a result of the Tenant's default pursuant to this lease or pursuant to law or any order of court.

13.7 Confession of Judgment for Rent. Tenant hereby authorizes and empowers any prothonotary or attorney of any court of record (the "Attorney") to appear for Tenant in any actions which may be brought for any Rent due hereunder including accelerated Rent and any other sums which may become due and payable hereunder for the balance of the Term and therein confess Judgement against Tenant for all or any part of the Rent and any other sums due hereunder: and for interest and costs, together with an attorney's commission of ten percent (10%) or $20,000.00 whichever is greater.

13.8 Confession of Judgment for Possession. Tenant hereby authorizes and empowers any prothonotary or attorney to appear for Tenant in any action brought for possession hereunder and therein confess judgment in ejectment in any competent court against Tenant and all persons claiming under Tenant for the recovery by Landlord of possession of the Premises, for which a copy of this lease shall, verified by an affidavit, be a sufficient warrant. Thereafter, if Landlord so desires, a writ of execution or of possession may issue forthwith, without any prior writ or proceedings whatsoever. Such authority shall not be exhausted by one exercise thereof and if such action shall thereafter, for any reason, be terminated and possession of the Premises remain in or be restored to Tenant, Landlord may, upon any subsequent default by Tenant, confess judgment in ejectment to recover possession of the Premises, and the termination for any reason of any such prior actions shall not prevent, hinder or prejudice the right and power of Landlord to bring subsequent actions as set forth in this paragraph. If such action is commenced, Landlord shall be entilteled to a judgement for Attorney's commission of ten percent (10%) of rents due or $20,000.00, whichever is greater.

                                   ARTICLE XIV

                                   REGULATIONS

14.1 Purpose. The Landlord may by Notice impose regulations, from time to time, for the orderly operation of the Building, the Common Areas and the Parking Facility, if any, the present regulations are attached hereto as Schedule "C" to this lease.

14.2 Observance. The Tenant shall observe and shall cause those for whom it is responsible to observe the regulations.

14.3 Enforcement. The Landlord shall enforce the regulations against all occupants of the Building but in doing so will not be obligated to commence any legal proceedings or be held liable for any claims by the Tenant or other tenants arising out of the failure of the Landlord to commence legal proceedings for any breach of regulations.

                                   ARTICLE XV

                                  MISCELLANEOUS

15.1 Exhibiting Premises. The Landlord may exhibit the Premises to prospective purchasers, prospective mortgagees and, during the last 6 months of the Term, prospective tenants.

15.2 Name of Building. The Landlord may designate the name of the Building and the Project and upon not less than 30 days' Notice may change the name of either the Building or the Project. The Tenant shall only refer to the Building and the Project by their designated names and shall only use such names as its business address.

15.3 Relocation. The Landlord and Tenant agreed that at any time during the Term and any renewal thereof, the Landlord shall have the right, upon providing the Tenant at least thirty (30) days' prior written Notice, to relocate the Tenant to other premises within the Building of approximately the same size, quality and interior design as the Premises provided, however, that the Tenant shall have the right to approve such new space, which approval shall not be unreasonably withheld. The Tenant shall give written Notice to the Landlord of its approval or disapproval of such new space within ten (10) days of the receipt of the Landlord's notice requesting the Tenant to relocate. The Landlord shall pay the Tenant's direct moving costs only provided the Tenant shall provide the Landlord with reasonable evidence of such costs. The relocation shall be effective on the date stated in the Landlord's notice and the Tenant shall complete its move in one (1) weekend. In the event the Landlord relocates the Tenant to such new space, this lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space save and except:

           (i) the Right of First Refusal, if any, if the new space is located on a different floor than the original Premises; and

           (ii) the location and size of the Premises which shall be in accordance with the appropriate floor plan.

Upon the relocation taking place, the Fixed Rent per square foot for the new space shall be the same Fixed Rent per square foot as for the Premises and the lease will be amended accordingly. If the Tenant reasonably refuses to approve such new space, the Landlord shall have the right to terminate this lease by written Notice given to the Tenant within ten (10) days following the Landlord's receipt of the Tenant's Notice disapproving such new space, which termination shall be effective sixty (60) days after the date of the original Notice.

15.4 Notice. Any Notice to be given pursuant to this lease shall be in writing and shall be deemed to have been given if signed by or on behalf of the party giving Notice and delivered or mailed by registered prepaid post to the other party as follows:

           (a)    to the Landlord at:

                              1740 Walton Road
                              Att: Michael Barrist
                              Blue Bell, PA 19422

           with copy to:

                              Mr.Joshua Gindin, Esq.
                              1700 Two Logan Square
                              18th and Arch Streets
                              Philadelphia, Pa 19103

           and

           (b)    to the Tenant at
                            NCO Financial System, Inc
                            1740 Walton Road
                            Blue Bell, Pa 19422


Any Notice so given shall be deemed to have been given, if delivered, on the first business day following the date of such delivery or, if mailed, on the third business day following the date of such mailing. Either party may by Notice change its address. During any interruption, threatened interruption or substantial delay in postal services, all Notices shall be delivered.

15.5 Compliance with Laws, etc. The Landlord and the Tenant shall at all times in the performance of their respective obligations under this lease comply with all laws, by-laws, regulations and orders of any competent authority and with the requirements of any insurer of the interest of the Landlord in the Project.

15.6 Governing Law and Severability. This lease shall be governed by and construed in accordance with the laws in force in the State in which the Project is located. The Landlord and the Tenant agree that all of the provisions of this lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate section hereof. Should any provision or provisions of this lease be illegal or not enforceable, it or they shall be considered separate and severable from the lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.

15.7 Recordation. The Tenant may record this Lease with the prior written approval of the Landlord, which approval the Landlord may withhold in its discretion. If the Landlord provides such approval, the Tenant shall not record this Lease but shall prepare and have executed by the parties hereto a short form of lease approved by the Landlord for the purpose only of enabling notice of this Lease to be recorded without affecting the respective rights and obligations of the parties hereunder. The Tenant shall pay the Landlord's Cost incurred in connection with such recordation and, for greater certainty, shall pay the cost of any necessary survey plan of the Premises.

15.8 Condemnation. If at any time during the Term the interest of the Tenant under this lease or the whole or any part of either the Premises or any other part of the Building shall be taken by any lawful power or authority by the right of condemnation or eminent domain, the Landlord may at its option, give Notice to the Tenant terminating this lease on the date when the Tenant or Landlord is required to yield up possession thereof to the condemning authority. Upon such termination, or upon termination by operation of law, as the case may be, the Tenant shall immediately surrender the Premises and all its interest therein, the Rent shall abate and be apportioned to the date of termination, the Tenant shall forthwith pay to the Landlord the apportioned Rent, all other amounts which may be due to the Landlord up to the date of termination, and the provisions of section 2.4 shall apply. The Tenant shall have no claim upon the Landlord for the value of its property or the unexpired Term of this lease, but the parties shall each be entitled to separately advance their claims for compensation for the loss of their respective interests in the Premises and the parties shall each be entitled to receive and retain such compensation as may be awarded to each respectively. If an award of compensation made to the Landlord specifically includes an award for the Tenant, the Landlord will account therefor to the Tenant. In this Section the word "condemnation" shall include a sale by the Landlord to an authority with powers of condemnation, in lieu of or under threat of condemnation.

15.9   Hazardous Substances; Wastes.

       (a) Tenant will not, and will not permit any other occupant of the Premises to store, generate, treat or dispose any Hazardous Substances or Wastes on or about the Premises or the Building, and hereunder shall promptly cure any such condition. Tenant's obligations hereunder shall serve the expiration or sooner termination of this Lease;

        (b) Tenant hereby represents and warrants that Tenant has not been identified in any litigation, proceeding or investigation as a responsible party or potentially responsible party for any liability for disposal or release of any Hazardous Substances or Wastes; and

        (c) For the purposes hereof: (i) "Hazardous Substances" shall mean any flammable explosives, radioactive materials, asbestos, unreaformaldehyde, hazardous wastes, toxic substances or any other elements or compounds designated as a "hazardous substance", "pollutant" or "contaminant" in the CComprehensiveEnvironmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9600 et. seg or in the Resource Conservation and Recovery Act, 42 U.S.C.
Section 6991 et. seg. or any other applicable Federal, state or local law or regulation and (ii) "Wastes" shall mean any hazardous wastes, residual wastes, solid wastes or other wastes as those terms are defined in the applicable Federal, state or local laws or regulations.

15.10 Rider. The Rider attached hereto as Schedule "D" forms a part of this Lease.

           IN WITNESS WHEREOF the Landlord and the Tenant have executed this lease under their respective seals.

           Dated ________________________________________________, 199__.


                                       1710-20 Sentry East Associates, L.P.


                                       by: /s/ Michael J. Barrist
                                           -----------------------------------
_____________________________                  Michael J. Barrist, President
Attest                                         1710-20 Sentry East Inc. The
                                               General Partner






                                        "LANDLORD"



                                       by: /s/ Michael J. Barrist, President
                                           -----------------------------------
_____________________________
Attest                                  "TENANT"

                                  Schedule "A"





                                Legal Description

Unit 1710-1720 in Sentry Park East Condominium together with an undivided 40.440 percent interest in and to the common elements of the Condominium as described in that certain Declaration of Condominium of Sentry Park East Condominium dated June 30, 1993 as recorded in Deed Book 5046, page 2030,
Montgomery County, Pennsylvania.

                                  SCHEDULE "C"

                                   REGULATIONS


Pursuant to Section 14.1 the Landlord hereby imposes the following regulations:

1. Deliveries of building materials, major pieces of equipment and furniture and bulky goods shall only be made by prior arrangement with the Building management and through the Delivery Facilities.

2. The Tenant shall only use the Building key system and shall obtain all keys and cards providing access to the Building, the Parking Facility, if any and the Premises from the Landlord. No additional locks shall be installed on the doors to the Premises.

3.    No bicycles or other vehicles shall be brought into the Building.

4. No inflammable oils or other dangerous materials shall be kept in the Building.

5.    The Common Areas shall not be obstructed.

6. The Tenant shall provide the Landlord with the names of all persons entitled to enter the Premises outside normal business hours. The Landlord shall only be required to allow access to the Premises by such persons.

7. The Tenant shall not install any power or water consuming machinery and equipment, except normal office equipment, without the approval of the Landlord and, if required by the Landlord, shall connect such machinery and equipment to separate meters.

8.    If required by the Landlord, the Tenant shall arrange for pest control.

9. The Tenant shall not remove or alter the Building standard window coverings or except with the approval of the Landlord install any additional window coverings.

10. The Tenant shall keep all window blinds down so as to prevent direct sunlight from penetrating the Premises.

11.   The Landlord may restrict canvassing or peddling in the Building.

12. The Tenant shall maintain with the Landlord current lists of the names and license plate numbers of each employee using the Parking Facility, if any and shall cause its employees to affix to their automobiles whatever manner of identification the Landlord may require.

13. The Tenant shall observe the directions of the Landlord as to parking locations in the Parking Facility, if any according to automobile size.

14. The Tenant shall leave the Premises in a condition suitable for the performance by the Landlord of its janitorial services.

                       1710-20 SENTRY EAST ASSOCIATES L.P.

                                       AND






                            NCO Financial System, Inc



                              OFFICE PREMISES LEASE

                                TABLE OF CONTENTS

1.INTERPRETATION
         1.1      Defined Terms - General
         1.2      Defined Terms - Operating Costs and Taxes
         1.3      Number, Gender and Joint and Several Liability
         1.4      Procedure for Approval
         1.5      Divisions
         1.6      Entire Agreement
         1.7      Reasonableness
         1.8      Nature of the Lease

2.       DEMISE AND TERM
         2.1      Demise-Premises
         2.2      Licenses
         2.3      Term
         2.4      Surrender on Termination
         2.5      Holding Over

3.       RENT
         3.1      Items of Rent
         3.2      General
         3.3      Final Determination of Certain Items of Rent
         3.4      Insufficient Funds
         3.5      Deposit

4.       USE OF PREMISES
         4.1      Use
         4.2      Waste and Nuisance
         4.3      Extraordinary Equipment
         4.4      Fire Prevention and Energy Conservation
         4.5      Exterior Appearance of Premises

5.       LIMITATION OF LIABILITIES
         5.1      Unavoidable Delay
         5.2      Limitation of Landlord's Liability
         5.3      Indemnity

6.       TAXES
         6.1      Landlord's Taxes
         6.2      Tenant's Taxes
         6.3      Assessment Appeals

7.       INSURANCE
         7.1      Landlord's Insurance
         7.2      Tenant's Insurance


8.       OPERATION, SERVICES, MAINTENANCE, REPAIR AND ACCESS BY LANDLORD
         8.1      Quiet Enjoyment
         8.2      Standard of Operation

         8.3      Services to Premises
         8.4      Services to Building
         8.5      Additional Services
         8.6      Extra Operating Costs
         8.7      Maintenance and Repair
         8.8      Access by Landlord

9.       MAINTENANCE, REPAIR AND IMPROVEMENTS BY TENANT
         9.1      Maintenance of Premises
         9.2      Leasehold Improvements
         9.3      Liens
         9.4      Removal of Leasehold Improvements - Term
         9.5      Removal of Leasehold Improvements - Expiration of
                  Term

10.      TRANSFERS BY TENANT
         10.1     Successors to Tenant
         10.2     Licenses, Franchises and Concessions
         10.3     Assignment or Subletting
         10.4     Change in Control
         10.5     Advertising of Premises

11.      TRANSFER BY LANDLORD, SUBORDINATION AND ATTORNMENT
         11.1     Transfer by Landlord
         11.2     Subordination and Attornment
         11.3     Estoppel Certificates

12.      TERMINATION AND RENT ABATEMENT
         12.1     Termination by Tenant
         12.2     Termination by Landlord
         12.3     Abatement of Rent

13.      LANDLORD'S REMEDIES
         13.1     Default and Re-Entry
         13.2     Re-letting and Sale of Personalty
         13.3     Right of Landlord to Remedy
         13.4     Bankruptcy of Tenant
         13.5     Interest
         13.6     Costs
         13.7     Confession of Judgment for Rent
         13.8     Confession of Judgment for Possession

14.      REGULATIONS
         14.1     Purpose
         14.2     Observance
         14.3     Enforcement

15.      MISCELLANEOUS
         15.1     Exhibiting Premises
         15.2     Name of Building
         15.3     Relocation
         15.4     Notice

         15.5     Compliance with Laws, etc
         15.6     Governing Law and Severability
         15.7     Recordation
         15.8     Condemnation
         15.9    Rider
Schedule "A" Legal Description
Schedule "B" Floor Plan
Schedule "C" Regulations

THIS LEASE MADE in duplicate this _____ day of_______________, 199____




                      1710-20 SENTRY EAST ASSOCIATES, L.P.

                                (the "Landlord")


                               of the FIRST PART,



                                     - and -


                           NCO Financial System, Inc.


                                 (the "Tenant")

                               of the SECOND PART,


                      WHEREBY the parties agree as follows:

                                    ARTICLE I

                                 INTERPRETATION

1.1 Defined Terms - General. In this lease:

"Building" means that certain building known as 1710 Walton Road, Blue Bell, Pa. 19422 located on the Land.

"Common Areas" means those parts of the Project designated by the Landlord for common use by the Landlord and the tenants of the Project, including without limitation, the landscaped portions of the Project, the public sidewalks and the landscaped portions of the streets adjacent to the Project, the Delivery Facilities, and Parking Facilities, if any.

"Common Service Areas" means those parts of the Project, whether or not within the Building, designated by the Landlord which provide services to the Project;

"Cost of Utilities" means the cost of electricity and other utilities supplied to tenants of premises in the Building as determined by the Landlord who in making its determination shall take into account the readings of any electrical check meters installed by the Tenant;

"Delivery Facilities" means those portions of the Project designated by the Landlord as facilities for common use by the Landlord and tenants of the Project for deliveries;

"Expert" means any architect, engineer, land surveyor, chartered accountant, or other professional consultant, as the case may be, appointed by the Landlord and qualified in the opinion of the Landlord to perform the particular function;

"Expiration of the Term" means the termination of this lease by either passage of time or operation of any of its provisions;

"Fixed Rent" means the amount payable under section 3.1(a);

"Insurance" means coverage with respect to the following risks in amounts equal, in the case of the Landlord, to those maintained by prudent owners of like buildings and, in the case of the Tenant, to those maintained by prudent tenants of like premises:

           (a)    comprehensive general liability;

           (b)    all risks coverage;

           (c)    in the case of the Landlord:

           (i)    boiler and machinery; and

           (ii)   loss of rental income by reason of damage; and

           (d) in the case of the Tenant, comprehensive general liability;

and in the case of the Landlord, such other coverage as the Landlord may require to maintain and in the case of the Tenant, such other coverage as the Landlord may require, in each case having regard to the risks which are customarily insured against by prudent landlords and tenants of like premises;

"Landlord's Cost" means with respect to any cost incurred by the Landlord the actual amount thereof and a fee on account of management and overhead, said fee to be equal to the amount the Landlord might reasonably pay to a third party for the administration and management of the Building.

"Leasehold Improvements" means the fixtures and improvements made by or on behalf of the Tenant in the Premises;

"Notice" has the meaning set forth in section 15.4;

"Parking Facility", if any, means those portions of the Project designated by the Landlord for parking;

"Premises" means the portion of the Building, excluding its exterior, outlined in red on the floor plan attached to, and forming part of, this lease, currently known as suite 300.

"Prime" means the rate of interest from time to time announced by Mellon Bank, N.A. as its prime rate;

"Project" means the improvements constructed on the Land including the Building, the Common Areas (whether on or adjacent to the Land), the Parking Facility, if any, and any other building;

"Land" means the land as described in Schedule "A" attached hereto.

"Rent" means the amounts payable by the Tenant to the Landlord under this lease;

"Term" means the term of this lease as specified in section 2.3 and any permitted overholding; and

"Unavoidable Delay" means any event, beyond the control of the party affected thereby which prevents the fulfillment by such party of any obligation hereunder and not caused by such party and not avoidable by the exercise of reasonable effort or foresight by such party.

1.2 Defined Terms - Operating Costs and Taxes. For the purpose of calculating the Proportionate Share of Operating Costs and Taxes:

"Fiscal Year" means a calendar year provided that the Landlord may by Notice specify an annual date upon which each subsequent Fiscal Year is to begin, in which event the Fiscal Year which would otherwise be current when such annual date first occurs thereafter shall terminate on the preceding day;

"Operating Costs and Taxes" means for a Fiscal Year the aggregate costs paid or payable by the Landlord in accordance with generally accepted accounting principles applied in the real estate management industry on account of Taxes, Insurance and the operation, management, maintenance and repair of the Building and on a proportionate basis as hereinafter provided, the Land, the Common Areas, the Common Service Areas and those costs associat ed with Condominium Association Fees, together with a charge, the annual cost of which for the purpose of this Lease shall be deemed to be management fees paid by the Landlord for the administration and management of the Building and the Land, and, if the Landlord itself manages the Building and the Land, a fee equal to the amount the Landlord might reasonably pay to a third party for the administration and management of the Building and the Land. Without limiting the generality of the foregoing, Operating Costs and Taxes shall also include the cost amortized at Prime of all capital improvements made after the Building is substantially completed, which (i) have the effect of reducing the costs which would otherwise be included in Operating Costs and Taxes, or (ii) are required by any competent governmental authority. Operating Costs and Taxes shall exclude the following:

           (i)    costs directly recoverable from tenants or insurers;

           (ii) debt service, depreciation or other costs of a capital nature and interest on any of the foregoing, except as hereinafter provided;

           (iii)  costs of procuring any lease; and

           (iv) income, corporate and other taxes of a personal nature of the Landlord to the extent not imposed in lieu of Taxes.

The proportion of Operating Costs and Taxes attributable to the Land, Common Areas and the Common Service Areas shall be allocated equitably by the Landlord to all buildings forming part of the Project and will be based to the extent possible on the respective aggregate areas of Rentable Space in the Building and all other buildings forming part of the Project. If at any time there are unoccupied premises in the Building, the Landlord may make an equitable adjustment of the amount of Operating Costs and Taxes by reason of the fact that unoccupied premises result in lower costs in order that the tenants of the occupied premises will bear the actual amount of the Operating Costs and Taxes attributed to their respective premises;

"Taxes" means all taxes and other charges imposed by any lawful authority against the Land and any improvements thereon or upon the Landlord in respect thereof and all costs relating to any appeal thereof, and includes (without limiting the generality of the foregoing) any Rental Taxes;

"Proportionate Share" means the ratio, the numerator of which is the Rentable Space of the Premises and the denominator of which is the aggregate Rentable Space of the Building (exclusive of any storage areas);

"Rentable Space" whether in the case of a whole floor of the Building or in the case of premises comprising part of a floor of the Building shall be determined by the Landlord's architect or land surveyor according to the American National Standard for measuring floor area in office buildings as established by the Builders Owners and Managers Association International and in effect as of the date of commencement of the Term;

"Rental Taxes" means any tax or duty imposed upon the Landlord which is measured or based in whole or in part directly upon the Rent payable under this lease or services provided by the Landlord whether existing at the date hereof imposed by any governmental authority.

1.3 Number, Gender and Joint and Several Liability. The necessary grammatical changes required to make the provisions of this lease apply in the plural sense where the Tenant comprises more than one entity and to corporations, associations, partnerships or individuals, male or female, shall be assumed as though in each case fully expressed. If the Tenant is more than one person or entity its liability shall be joint and several. If the Tenant is a partnership each person who is or becomes a member of the partnership or any successor partnership shall be jointly and severally liable.

1.4 Procedure for Approval. Any request for approval shall be requested by Notice and in the absence of reply given by Notice not later than 15 days after Notice of the request has been received, or such other period of time as is otherwise expressly provided in this lease, the approval shall be deemed to have been given unless the approval may by the terms of this lease be withheld in the discretion of the party whose approval is requested. Each approval shall be in writing unless by operation of the preceding sentence it is deemed to have been given. If either party withholds its approval it shall give Notice of its reason unless the approval may by the terms of this lease be withheld in its discretion.

1.5 Divisions. All references in this lease to articles, sections and other subdivisions are to those in this lease.

1.6 Entire Agreement. This lease and the regulations imposed by the Landlord pursuant to section 14.1 constitute the entire agreement between the Landlord and the Tenant concerning the subject matter of this lease. This lease may only be amended by an agreement in writing signed by the parties hereto.

1.7 Reasonableness. The Landlord and the Tenant shall, except as otherwise expressly provided in this lease, each act reasonably, having regard to the fact that they are the owner and a tenant, respectively, of a good quality office building, in the exercise and the enforcement of their respective rights under this lease. Each right shall be exercisable and enforceable from time to time, except as aforesaid.

1.8 Nature of the Lease. This lease is a completely net lease to the Landlord and accordingly, except as otherwise expressly provided in this lease, the Landlord has no obligations to the Tenant with respect to either the Premises, the Building, the Common Areas, the Common Service Areas, the Parking Facility, or if any, the Project.

                                   ARTICLE II

                                 DEMISE AND TERM

2.1 Demise-Premises. The Landlord hereby leases the Premises to the Tenant and the Tenant hereby leases and accepts the Premises from the Landlord, (being 3,436 square feet of Rentable Space and currently known as suite 300) to have and to hold during the Term, subject to the terms of this lease.

2.2 Licenses. The Landlord hereby grants to the Tenant throughout the Term and subject to control by the Landlord, a non-exclusive license, revocable at any time upon Notice by the Landlord:

           (a) to use those parts of the Common Areas giving access to the Premises and the Parking Facility, if any;

           (b) to have its name displayed on the main lobby directory board for the Building, on the floor lobby directory board on each floor on which the Premises are located and on the main door to the Premises, all such signs to be under the exclusive control of the Landlord and to conform to the uniform pattern of identification signs for tenants of the Building prescribed by the Landlord; and

           (c) if the Premises constitute one or more full floors of the Building, to have a sign displaying the name of the Tenant in the elevator lobby of each such floor provided that the design of the sign has been approved by the Landlord.

2.3 Term. The Term shall be ten (10) years beginning January 1, 1996 at 12:00 Midnight and ending the last day of December, 2005 at 5:00 PM.

2.4 Surrender on Termination. Forthwith upon the Expiration of the Term, the Tenant shall vacate and deliver up possession of the Premises in a broom clean condition and in good and substantial repair in accordance with the Tenant's obligation under this lease to repair the Premises, but subject to the Tenant's rights and obligations in respect of removal in accordance with sections 9.4 and
9.5. At the same time the Tenant shall surrender to the Landlord at the place then fixed for the payment of Rent all keys and other devices which provide access to the Premises, the Building or any part thereof and shall inform the Landlord of all combinations to locks, safes and vaults, if any, in the Premises.

2.5 Holding Over. If the Tenant shall continue to occupy the Premises at the expiration of this lease with or without the consent of the Landlord and without any further written agreement the Tenant shall be a monthly tenant at two hundred (200%) of the monthly Fixed Rent herein reserved for the last year of the Term and otherwise on the terms and conditions herein set forth, except as to the length of tenancy.

                                   ARTICLE III

                                      RENT

3.1 Items of Rent. The tenant shall pay to the Landlord:

           (a) $54,976.00 oer annum in 12 equal Installments of $4,581.33 each based on the rate of $16.00 per square foot per annum of Rentable Space.

           (b) the Proportionate Share of Operating Costs and Taxes over the Base Year 1996;

           (i) any additional services and equipment agreed to be provided by the Landlord at the request of the Tenant;

           (C) the amount, if any, by which the Operating Costs and Taxes attributed to the Premises by the Landlord exceeds the Proportionate Share of Operating Costs and Taxes if such excess is occasioned by the use or improvement of the Premises.

3.2 General. All amounts payable by the Tenant to the Landlord under this lease shall be deemed to be Rent. The Tenant shall pay Rent without abatement, deduction or set-off, except as expressly provided, in lawful money of the United States to such person and at such address as the Landlord may advise. The Tenant shall pay items of Rent of a recurring nature in advance on the first day of each month of the Term and shall pay other items of Rent within 15 days of the delivery of an invoice therefor. The Landlord shall estimate and may re-estimate, items of Rent of a recurring and variable nature for each Fiscal Year and advise the Tenant thereof. If the Commencement Date is not the first day of a month or if the Expiration of the Term does not occur on the last day of a month, Rent for the partial month shall be pro-rated on a per diem basis.

3.3 Final Determination of Certain Items of Rent. The Landlord shall within 180 days after the end of each Fiscal Year provide to the Tenant a statement (the "Statement") setting out in detail the Proportionate Share of Operating Costs and Taxes and such other items of Rent of a recurring and variable nature for such Fiscal Year. If the aggregate monthly Installments on account thereof paid during such Fiscal Year differ from the actual amount thereof set forth in the Statement, the Tenant shall pay or the Landlord shall refund the difference within 30 days after the Statement is provided. The Tenant may within the 60 day period after the Statement is provided examine the books and records of the Landlord relating to the Project. The Tenant may by Notice given within such 60 day period but not otherwise dispute the Statement whereupon the matter shall be finally resolved by an Expert. If the Expert determines that the amount payable by the Tenant has been overstated by more than three percent(3%) the Landlord shall pay the

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fee of the Expert.

If the Expert determines that the amount payable by the Tenant has not been overstated by three percent (3%) or more the Tenant shall pay such fee. Any adjustment required to any previous payment made by the Tenant or the Landlord by reason of any such determination shall be made forthwith and shall bear interest at a rate equal to Prime plus one percent (1%) per annum from the date the actual overpayment or underpayment is made.

3.4 Insufficient Funds. The Tenant agrees that if any of the Tenant's cheques are returned for lack of sufficient funds, the Tenant shall pay to the Landlord upon receipt of the Landlord's invoice for same, a minimum administrative fee of not less than Fifty Dollars ($50.00).

3.5 Deposit. The Landlord acknowledges receipt of the Deposit in the amount of $00.00 prior to the execution of this lease, which sum shall be deposited in an account of Landlords choice. The Deposit shall be applied as a security deposit for the due performance by the Tenant of all the covenants and obligations on its part herein contained, the Landlord hereby reserving unto itself at its sole discretion the right to apply such sum to any damages resulting from any default by the Tenant of any of its covenants and obligations hereunder or towards the payment or reduction of any claim of the Landlord against the Tenant including monthly Rent. If the Deposit hereunder shall be applied in accordance with the provisions hereof, the Tenant covenants to provide sufficient funds to ensure that the Deposit remains at the level herein before indicated within ten (10) days of receipt of the Landlord's Notice therefor. Provided the Tenant is not then in default under the lease and provided that the Tenant has not, in any way, damaged the Premises, the Landlord shall, within thirty (30) days of the Tenant's vacating the Premises, return to the Tenant the balance of the security deposit referred to in section 3.5. Landlord shall be under no obligation to refund any interest that may have accrued on said deposit.




                                   ARTICLE IV

                                 USE OF PREMISES

4.1 Use. The Premises shall be used for general office purposes only and not for any other purpose without the prior written consent of the Landlord, which consent may be withheld at the discretion of the

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Landlord, the Tenant shall not permit any part of the Premises to be occupied by any person other than the Tenant and its employees and any subtenant permitted under section 10.3 and the employees of such subtenant.

4.2 Waste and Nuisance. The Tenant shall not commit or permit any waste or damage to the Premises or any manner of use causing annoyance to other tenants of the Project.

4.3 Extraordinary Equipment. The Tenant shall not install any equipment which might affect the capacity of either the structure or the basic systems of the Building.

4.4 Fire Prevention and Energy Conservation. The Tenant shall comply with the requirements of the Landlord with respect to fire prevention and, with respect to the Premises, energy conservation.

4.5 Exterior Appearance of Premises. The Tenant shall keep the exterior appearance of the Premises tidy and business-like and shall not erect any sign or other like object within the Premises which is visible from the exterior of the Premises.

                                    ARTICLE V

                            LIMITATION OF LIABILITIES

5.1 Unavoidable Delay. Except as herein otherwise expressly provided, if and whenever and to the extent that either the Landlord and the Tenant shall be prevented, delayed or restricted in the fulfillment of any obligations hereunder in respect of the supply or provision of any service or utility, the making of any repair, the doing of any work or any other thing (other than the payment of Rent) by Unavoidable Delay, the time for fulfillment of such obligation shall be extended during the period in which such circumstance operates to prevent, delay or restrict fulfillment thereof, and the other party to this Lease shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned nor shall Rent abate.

5.2 Limitation of Landlord's Liability. The Landlord shall only be liable for any personal injury or death suffered by the Tenant or any person in its employ who may be upon the Premises or for the loss or any damage to any property located within the Premises of the Tenant or of any employee of the Tenant if caused by the actual fault or negligence of the Landlord. It is expressly understood and agreed by Tenant that none of Landlord's covenants, undertakings or agreements are made or intended as personal covenants, undertakings or agreements by Landlord or its partners, and any liability for damages or breach or nonperformance by Landlord or for damages caused by or arising from any other action whatsoever, shall be collectable only out of Landlord's interest in the Project and no personal liability is assumed by, nor at any time by be asserted against, Landlord or its partners or any of its or their officers, agents, employees, legal representatives, successors or assigns, if any, all such liability, being expressly waived released by Tenant.


5.3 Indemnity. The Tenant and the Landlord shall each indemnify and save the other harmless in respect of:

           (a) all claims and liabilities arising from any act or omission of the indemnitor or any person for whose conduct the indemnitor is responsible and the costs incurred by the indemnitee in connection with any action pertaining thereto; and

           (b) any damage suffered by the indemnitee by reason of the breach by the indemnitor of any of its obligations under this lease and the costs incurred by the indemnitee in connection with any action pertaining thereto.

                                   ARTICLE VI

                                      TAXES

6.1 Landlord's Taxes. The Landlord shall pay before delinquency the Taxes relating to the Building.

6.2 Tenant's Taxes. The Tenant shall pay before delinquency all taxes and other charges imposed by any lawful authority against the Tenant or any sub-tenant, licensee or occupant of the premises which if not paid would constitute either a lien on either the Land or the Building or a liability of the Landlord.

6.3 Assessment Appeals. The Tenant shall not conduct any appeal from any governmental assessment or determination of the value of the Land, the Building or the Premises.

                                   ARTICLE VII

                                    INSURANCE

7.1 Landlord's Insurance. The Landlord shall maintain Insurance with respect to its interest in the Building, the Common Areas and the Parking Facility, if any. Such insurance shall include, if available, a waiver of any right of subrogation with respect to property insurance only, against the Tenant.

7.2 Tenant's Insurance. The Tenant shall maintain Insurance with respect to its interest in the Premises, the Leasehold Improvements and all operations of the Tenant in and from the Premises in the amounts and forms as specified below. The Tenant shall at the request of the Landlord provide the Landlord with certificates of such insurance. If both the Landlord and the Tenant have claims to be indemnified under any such insurance, the indemnity shall be applied first to the settlement of the claim of the Landlord and the balance to the settlement of the claim of the Tenant. Such insurance shall include the Landlord and any Mortgagee designated by Notice by the Landlord as named insureds as their interests may appear and, if available, shall contain a cross-liability clause protecting the Landlord in respect of claims by the Tenant as if the Landlord were separately insured and a provision prohibiting the insurer from materially altering or canceling the coverage without first giving the Landlord at least 30 days' prior written notice thereof. Such insurance shall include, if available, a waiver of any right of subrogation with respect to property insurance only, against the Landlord.

           (a) Liability Insurance. Tenant shall provide on or before it enters the Demised Premises and shall keep in force during the term, for the benefit of Landlord and Tenant, liability insurance against any liability occasioned by any occurrence in or about the Demised Premises or any appurtenance thereto. Such policy is to be written in a combined single limit of at least $1,000,000 for injury or death to one or more than one person arising from any one occurrence and with respect to property damages. In addition, Tenant shall maintain and provide a $2,000,000 umbrella policy on terms which Landlord shall specify.

           (b) Fire Insurance. Tenant shall insure and keep its equipment, personal property and all leasehold improvements benefitting the Demised Premises or elsewhere on the Real Estate insured against damage by fire, water damage and other casualties and risks covered by "All Risk" and extended coverage insurance. Landlord shall not carry insurance of any kind on Tenant's property, and, except as provided by law or by reason of its fault or its breach of any of its obligations hereunder, shall not be obligated to repair any damage thereto or replace the same.

           (c) Worker's Compensation. Tenant shall maintain Worker's Compensation insurance, insuring against and satisfying Tenant's obligations and liabilities under the applicable Worker's Compensation laws. Tenant shall also maintain Employers Liability Insurance in the amount of at least $1,000,000.

                                  ARTICLE VIII

                        OPERATION, SERVICES, MAINTENANCE,
                          REPAIR AND ACCESS BY LANDLORD

8.1 Quiet Enjoyment. The Landlord covenants with the Tenant for quiet enjoyment.

8.2 Standard of Operation. The Landlord shall operate and manage the Building, the Land, the Common Areas, the Common Service Areas and the Parking Facility, if any, to the standard of a good quality office building, subject to the limitations arising from the design of the Building and its basic systems.

8.3 Services to Premises. The Landlord shall provide the following services to the Premises:

           (a) heat, ventilation and air conditioning as required for the comfortable use and occupancy of the Premises during the normal business hours as determined by the Landlord from time to time (and being, at the date of this lease, 8:00 a.m. to 6:00 p.m. Monday to Friday except on legal or statutory holidays);

           (b)    electrical power for lighting and office equipment;

           (c)    replacement of tubes and ballasts;

           (d)    janitorial services;

8.4 Services to Building. The Landlord shall provide for the Tenant and others the following services:

           (a)    elevators;

           (b) washroom facilities on each floor of the Building on which the Premises are located;

           (c) heat, ventilation, air conditioning, lighting, and janitorial service in the appropriate interior portions of the Common Areas;

           (d) snow removal and landscape maintenance for the appropriate exterior portions of the Common Areas;

           (e) exterior window washing at such intervals as landlord deems appropriate;

           (f)    garbage removal; and

           (g) janitorial services for the appropriate interior portions of the Common Areas.

8.5 Additional Services. The Landlord, if it shall from time to time so elect, shall have the exclusive right, by way of Additional Services, to provide or have its designated agents or contractors provide any janitorial or cleaning services to the Premises required by the Tenant which are additional to those required to be provided by the Landlord under section 8.3, including the Additional Services which the Landlord agrees to provide by arrangement and to supervise the moving of furniture or equipment of the Tenant and the making of repairs or alterations conducted within the Premises, and to supervise or make deliveries to the Premises. The cost of Additional Services (including the Landlord's administration fee) provided to the Tenant, whether the Landlord shall be obligated hereunder or shall elect to provide them as Additional Services, shall be paid to the Landlord by the Tenant from time to time promptly upon receipt of invoices therefor from the Landlord. The cost of Additional Services charged directly to the Tenant and other tenants shall be credited in computing Operating Costs and Taxes to the extent that they would otherwise have been included.

8.6 Extra Operating Costs. Upon request by the Tenant, the Landlord may agree from time to time to arrange for extra heating, ventilating and air conditioning supply, electrical supply or for the supply of other services to the Premises above those normally provided to tenants of the Building or outside of normal business hours. The Tenant will pay to the Landlord in the manner in which Operating Costs and Taxes are paid from time to time hereunder any and all additional costs and expenses of the Landlord which may arise in respect of the use by the Tenant of the Premises for business hours that do not coincide with normal business hours for the Building generally or that may arise in respect of extra heating, ventilating and air conditioning supply, electrical supply and other services which are arranged to be provided to the Tenant as a result of its activities over and above those normally provided to the tenants of the Building or outside of normal business hours, plus an administration fee equal to fifteen percent (15%) of each component thereof. The Landlord reserves the right to install at the Tenant's expense meters to check the Tenant's consumption of electricity, water or other utilities.

8.7 Maintenance and Repair. The Landlord shall maintain and repair the following:

           (a) the Building and its basic systems but not the Premises or the premises of other tenants;

           (b)    the structural elements of the Premises; and

           (c) the Common Areas, the Common Service Areas and the Parking Facility, if any, except where such maintenance and repair is required due to the negligence of the Tenant or those for whom the Tenant is in law responsible, in which circumstances the Tenant shall be liable for the cost of such maintenance and repair.

8.8 Access by Landlord. The Landlord may enter the Premises in order:

           (a)    to perform its obligations hereunder;

           (b) to install, maintain and repair equipment within or about the Premises for the supply of services to other premises in the Building;

           (c)    to make repairs or alterations to the Building;

           (d) to take such steps as the Landlord may deem necessary for the safety or preservation of the Project; and

           (e)    to inspect the state of repair of the Premises.

Prior to the exercise of this right the Landlord whenever possible shall consult with the Tenant in order to minimize inconvenience to the Tenant and in its exercise of this right, shall observe the security requirements of the Tenant.

8.9 Interruption of Services. Landlord shall have no responsibility or liability to Tenant, nor shall there be any abatement for rent for any failure to supply any of said services and facilities that Landlord has agreed to supply hereunder during such period as such services and facilities are out of order, undergoing repair or if prevented by labor disorders, strikes, accidents or other causes beyond Landlord's control. If Landlord, in its sole discretion, deems it advisable or convenient to interrupt any of said services to make repairs, alterations or improvements or because of labor disturbances, strikes, accidents or causes beyond Landlord's control, Landlord may, after prior written notice to Tenant, do so for the period that Landlord deems expedient and advisable without any abatement in rent or other liability to Tenant.

                                   ARTICLE IX

                 MAINTENANCE, REPAIR AND IMPROVEMENTS BY TENANT

9.1 Maintenance of Premises. The Tenant shall maintain and repair the Premises and the Leasehold Improvements.

9.2 Leasehold Improvements. The Tenant may make Leasehold Improvements provided that:

           (a) the Tenant shall furnish the Landlord with professionally prepared plans and specifications therefor;

           (b) Such plans and specifications shall be approved by the Landlord and, at its election, any Expert;

           (c) the Tenant shall advise the Landlord of the identity of its contractors and tradesmen and their respective labor affiliations;

           (d) the Landlord shall either (i) approve any contractors proposed by the Tenant to perform any work which may affect the structure, the walls or the systems of the Building or (ii) require that any such work be performed by either the Landlord or its contractors in which case the Tenant shall pay the Landlord's Cost on account thereof; the Landlord may refuse to allow the contractors and tradesmen of the Tenant access to the Building if their labor affiliations may conflict with those of the Landlord or those employed by it or if they are not competent;

           (e) the Tenant shall produce evidence satisfactory to the Landlord as to the existence of all necessary permits and sufficient insurance coverage; including, but not limited to, Waivers of Liens filed on behalf of the Landlord;

           (f) the Tenant shall pay the Landlord's Cost on account of the fees of any Expert appointed to review the plans and specifications, whether or not the work proceeds;

           (g) construction of the Leasehold Improvements shall be performed in accordance with the plans and specifications submitted to the Landlord and, where applicable, approved by the Landlord, subject to any conditions or regulations imposed by the Landlord and in a good and workmanlike and expeditious manner using good quality materials;

           (h) the Landlord may inspect construction as it proceeds (the onus being on the Tenant to advise the Landlord whenever any phase has been completed so that an inspection can be made); and

           (i) if the Tenant fails to observe any of the requirements of this section the Landlord may require that construction stop and that the Premises be restored to their prior condition failing which the Landlord may do so and the Tenant shall pay the Landlord's Cost on account thereof.

Upon installation of any Leasehold Improvements, such Leasehold Improvements shall become the property of the Landlord and shall not be removed by the Tenant except as hereinafter provided.

9.3 Liens. If any lien under applicable mechanics lien statutes of the Commonwealth of Pennsylvania, as amended from time to time, or any successor statute is registered against the title to the Building and such lien relates to material, labor or any service alleged to have been provided to the Tenant, the Tenant shall upon Notice by the Landlord cause such lien to be discharged within 5 days after such Notice has been given. If the Tenant shall fail to cause any such lien to be discharged, as aforesaid, then in addition to any other rights or remedy of the Landlord, the Landlord may (but shall not be so obligated) discharge same by paying the amount claimed to be due into Court or directly to any such lien claimant and the amount so paid by the Landlord and all costs and expenses, including reasonable Attorneys' fees, incurred for the discharge of such lien shall be due and payable by the Tenant to the Landlord as Rent upon receipt of the Landlord's invoice for same.

9.4 Removal of Leasehold Improvements - Term. The Tenant may remove Leasehold Improvements either upon the exercise of its rights under, and upon the terms of, section 9.2 or with the approval of the Landlord which may be withheld in its discretion.

9.5 Removal of Leasehold Improvements - Expiration of Term. The Landlord may upon not less than 30 days' Notice (except in the case of default and re-entry in which case no prior Notice need be given) require the Tenant before the Expiration of the Term to remove some or all Leasehold Improvements and to restore the Premises to their original condition, the cost of which shall be borne exclusively by the Tenant. Upon the Expiration of the Term, all Leasehold Improvements (including carpeting and light fixtures) and all personal property of the Tenant remaining in the Premises shall become the property of the Landlord.

                                    ARTICLE X

                               TRANSFERS BY TENANT

10.1 Successors to Tenant. This lease shall inure to the benefit of and be binding upon the executors, administrators, successors and assigns of the Tenant, subject to the limitations of this Article.

10.2 Licenses, Franchises and Concessions. The Tenant shall not suffer or permit any part of the Premises to be used or occupied by any persons other than the Tenant, any subtenants permitted under section 10.3 and the employees of the Tenant and any such permitted subtenant, or suffer or permit any part of the Premises to be used or occupied by any licensee, franchisee or concessionaire, or suffer or permit any persons to be upon the Premises other than the Tenant, such permitted subtenants and their respective employees, customers and others having lawful business with them.

10.3 Assignment or Subletting. The Tenant may assign this lease or sublet the Premises in whole or in part provided that:

           (a) the Tenant shall by Notice first offer to surrender this lease in respect of the whole or the part of the Premises (the "Subject Area") which the Tenant wishes to assign or sublet. Such offer shall be made not less than 60 days prior to the date on which the Tenant proposes that the surrender be effective. The Landlord shall have a period of 15 days after any such offer is made to accept or to decline by Notice;

           (b) if the Landlord accepts the offer of the Tenant to surrender the whole or any part of the Premises pursuant to subsection (a) of this section, the Tenant shall do so upon the date specified in its Notice. If part of the Premises is to be surrendered, the Rent attributable by the Landlord thereto shall be apportioned by the Landlord and paid to the date of surrender and the Rent for the remainder of the Premises shall thereafter abate and become adjusted in accordance with such attribution. The Landlord shall perform all work required to separate the surrendered part from the remainder and to make such part capable of separate use and the Tenant shall pay the Landlord's Cost on account thereof. The provisions of section 9.5 shall apply to the surrendered part of the Premises;

           (c) if the Landlord declines such offer or does not respond within the aforesaid period, the Tenant may within the next 180 day period either assign this lease or sublet the Subject Area provided that:

           (i) the Tenant shall have received a bona fide written offer;

           (ii) the Tenant shall have provided to the Landlord a true copy of such offer and adequate information to enable the Landlord to assess the credit worthiness, reputation and business of the proposed assignee or subtenant;

           (iii) the Tenant shall have obtained the approval of the Landlord to such assignment or sublease (which may be withheld in its discretion and for any reason);

           (iv) the Tenant shall assign or sublet, as the case may be, only upon the terms of the offer provided to the Landlord; and

           (v) the proposed subtenant or assignee shall have agreed with the Landlord to observe and perform all the obligations of the Tenant under this lease with respect to the Premises or the Subject Area;

           (d) if within the aforesaid 180 day period the Tenant has not assigned this lease or sublet the Subject Area, the provisions of subsection (a) of this section shall again apply; and

           (e) the Tenant shall pay the Landlord's Cost on account of any request for approval and, if applicable, the preparation of the implementing documentation, in such form as may be acceptable to the Landlord;

           (f) Notwithstanding any assignment or subletting, the Tenant shall remain jointly and severally liable on this lease and shall not be relieved from performing any of the terms, covenants and conditions of this lease.

10.4 Change in Control. Any change in the effective control of the Tenant (including, without limitation, changes in the shareholders, directors, partners or officers of the Tenant) shall be deemed to be an assignment of the Premises to which the provisions of Section 10.3 shall apply. The Tenant shall provide to the Landlord the information described in Section 10.3(c)(ii) with respect to the person or persons to whom control is passing.

10.5 Advertising of Premises. The Tenant shall not advertise or allow the Premises to be advertised as being available for lease without the approval by the Landlord of the form and content of such advertisement which shall not mention any financial terms.

                                   ARTICLE XI

               TRANSFER BY LANDLORD, SUBORDINATION AND ATTORNMENT

11.1 Transfer by Landlord. This lease shall enure to the benefit of and be binding upon the successors and assigns of the Landlord. If the Landlord transfers or leases the Building, or any part thereof, and to the extent that the transferee or lessee becomes liable to perform the obligations of the Landlord hereunder, the Landlord shall thereupon no longer be liable.

11.2 Subordination and Attornment. The Tenant shall upon Notice:

           (a) subordinate this lease to any mortgage of the Building or the Land to the intent that this lease and all the interest of the Tenant in the Premises shall be subject thereto as fully as if such mortgage had been executed and registered and the money thereby secured had been advanced before the execution and delivery of this lease; and

           (b)    agree to attorn to any mortgagee under such mortgage;

11.3 Estoppel Certificates. The Tenant shall certify in writing to the Landlord or as it may direct that this lease is unmodified and in full force and effect (or if modified, stating the modifications and that this lease is in full force and effect as modified), the dates to which Rent has been paid, whether or not there is any existing default on the part of the Landlord of which the Tenant has notice and any other requested information pertaining to the performance by the Landlord and the Tenant of their respective obligations hereunder. The Tenant shall provide such statement within Ten (10) days after written Notice from the Landlord requesting same. Any such statement may be conclusively relied upon by any purchaser or mortgagee of the Building or Land.

                                   ARTICLE XII

                         TERMINATION AND RENT ABATEMENT

12.1 Termination by Tenant. If the Premises or any other part of the Building, the Parking Facility, if any, the Common Areas or the Common Service Areas are damaged and the Landlord is thereby unable to fulfil its obligations to the Tenant and if in the opinion of an Expert, which opinion shall be given not more than 45 days after the date of such damage, the damage cannot be repaired within a 180 day period (employing normal construction methods without overtime or other premium unless the Landlord otherwise instructs the Expert) then the Tenant may by Notice given not more than 15 days after receipt by the Tenant of the opinion of the Expert (whose fee shall be payable by the Tenant) terminate this lease with effect as of the date on which such Notice is given.

12.2 Termination by Landlord. If any part of the Building, the Parking Facility, if any, the Common Areas or the Common Service Areas is damaged and the Landlord is thereby unable to fulfil its obligations to the Tenant or to any other tenant of the Project and if in the opinion of an Expert, which opinion shall be given not more than 45 days after the date of the damage, the damage cannot be repaired within a 180 day period (employing normal construction methods without overtime or other premium), then the Landlord may by Notice given not more than 15 days after receipt by the Landlord of the opinion of the Expert, terminate this lease with effect either (i) as of the date on which such Notice is given, if the Premises have been materially damaged, or (ii) if the Premises have not been so damaged, then as of the date stipulated by the Landlord in its Notice, which shall be not less than 60 days after the date on which it is given.

12.3 Abatement of Rent. If the Premises are damaged to the extent that they are incapable, notwithstanding a reasonable amount of inconvenience to the Tenant, of being used by the Tenant for their intended purpose and if the damage has not been caused by any act or omission of either the Tenant or those for whom it is responsible, Rent shall abate with effect as of the date of the damage in proportion to the area of the Premises so damaged until either:

           (a) the Landlord and the Tenant, each acting diligently, have completed their respective obligations to repair; or
           (b) the first to occur of (i) the date the proceeds of any loss of rental income insurance attributable to the damage are no longer available for application on account of the abatement of the Rent payable under this lease and the rent payable under any other leases of premises in the Building affected by the same event of damage or (ii) the period of time during which such proceeds would have been available if the Landlord had performed its obligation to maintain the coverage described in part (c)(ii) of the definition of Insurance has expired.

                                  ARTICLE XIII

                               LANDLORD'S REMEDIES

13.1 Default and Re-Entry. If (i) the Tenant shall fail to make any payment of Rent as and when same is due to be paid hereunder and such failure to pay shall continue for five (5) days or (ii) the Tenant fails to observe or perform any of its other obligations hereunder after Notice specifying the default and a period to cure has been given, then the Tenant shall be deemed to be in default and the Landlord may at any time thereafter re-enter the Premises and terminate this lease. In the event that rent is not paid by the 5th day of the month, a two hundred ($200.00) dollar late charge shall apply.

Notwithstanding anything contained in this lease to the contrary, in the event the Tenant fails to pay any item of Rent when same is due to be paid hereunder or fails to perform any other obligations hereunder, more than twice in any twelve (12) month period, then there shall be no obligation on the part of the Landlord to give the Tenant written Notice and the Landlord shall be entitled to proceed without notice in accordance with the Landlord's rights pursuant to
Article XIII hereof.

13.2 Re-letting and Sale of Personalty. Whenever the Landlord becomes entitled to re-enter upon the Premises under any provision of this lease the Landlord in addition to all other rights it may have, shall have the right, but shall not be obligated, as agent of the Tenant to enter the Premises and re-let them (for a term or terms shorter or longer than the balance of the Term, granting reasonable concessions in connection therewith) and to receive the Rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and to sell the same at public or private sale without Notice and to apply the proceeds thereof and any Rent derived from re-letting the Premises upon account of the Rent due and to become due under this lease and the Tenant shall be liable to the Landlord for the deficiency, if any.

13.3 Right of Landlord to Remedy. If the Tenant defaults hereunder, the Landlord may proceed to remedy the default, including the making of any payments due or alleged to be due by the Tenant to third parties, and the Tenant shall pay on demand the Landlord's cost, plus interest on account thereof, all without prejudice to the Landlord's rights and remedies for such default by the Tenant.

13.4 Bankruptcy of Tenant. If a substantial portion of the property of the Tenant on the Premises is seized or taken in execution or attachment by a creditor of the Tenant or if the Tenant makes an assignment for the benefit of creditors or if a receiver-manager is appointed to control the conduct of the business on or from the Premises or if the Tenant becomes bankrupt or insolvent or takes the benefit of any act now or hereafter in force for bankrupt or insolvent debtors or if an order is made for the winding-up of the Tenant, the next ensuing 3 months' rent immediately will become due and payable as accelerated rent and the Landlord may re-enter and take possession of the Premises as if the Tenant were holding over and this lease shall forthwith be terminated upon Notice by the Landlord to this effect. Accelerated rent will be recoverable by the Landlord in the same manner as the Rent hereby reserved.

13.5 Interest. The Tenant shall pay to the Landlord interest at a rate equal to Prime plus 5% per annum on all arrears of Rent and on any payment made by Landlord for the benefit or on behalf of Tenant.

13.6 Costs. If legal action is brought by Landlord by reason of any default by Tenant hereunder and a default is established, the Tenant shall pay all costs incurred therefor, including reasonable attorney fees. The Tenant shall also be responsible for, and shall pay to the Landlord, including, without limitation reasonable compensation for all time expended by the Landlord's own personnel, reasonable attorney fees and all other costs of any kind whatsoever arising from or incurred as a result of any default of the Tenant or any enforcement by the Landlord of any of the Tenant's obligations under this lease or any other agreement or obligation of the Tenant to the Landlord whether or not related to the Premises. The Tenant agrees that if the Tenant remains in default under this lease after receiving Notice as required pursuant to this lease the Landlord shall be entitled to receive from the Tenant and the Tenant shall pay a minimum administration fee of not less than Fifty Dollars ($50.00) per day to the Landlord which the Tenant acknowledges as being reasonable compensation for time expended by the Landlord's personnel in enforcing any of the Landlord's rights pursuant to this lease after the giving of such Notice, it being clearly understood that the payment or demand for such agreed reasonable compensation shall not be in lieu of and shall be in addition to any other fees, costs, compensations due to the Landlord as a result of the Tenant's default pursuant to this lease or pursuant to law or any order of court.

13.7 Confession of Judgment for Rent. Tenant hereby authorizes and empowers any prothonotary or attorney of any court of record (the "Attorney") to appear for Tenant in any actions which may be brought for any Rent due hereunder including accelerated Rent and any other sums which may become due and payable hereunder for the balance of the Term and therein confess Judgement against Tenant for all or any part of the Rent and any other sums due hereunder: and for interest and costs, together with an attorney's commission of ten percent (10%) or

$20,000.00 whichever is greater.

13.8 Confession of Judgment for Possession. Tenant hereby authorizes and empowers any prothonotary or attorney to appear for Tenant in any action brought for possession hereunder and therein confess judgment in ejectment in any competent court against Tenant and all persons claiming under Tenant for the recovery by Landlord of possession of the Premises, for which a copy of this lease shall, verified by an affidavit, be a sufficient warrant. Thereafter, if Landlord so desires, a writ of execution or of possession may issue forthwith, without any prior writ or proceedings whatsoever. Such authority shall not be exhausted by one exercise thereof and if such action shall thereafter, for any reason, be terminated and possession of the Premises remain in or be restored to Tenant, Landlord may, upon any subsequent default by Tenant, confess judgment in ejectment to recover possession of the Premises, and the termination for any reason of any such prior actions shall not prevent, hinder or prejudice the right and power of Landlord to bring subsequent actions as set forth in this paragraph. If such action is commenced, Landlord shall be entilteled to a judgement for Attorney's commission of ten percent (10%) of rents due or $20,000.00, whichever is greater.

                                   ARTICLE XIV

                                   REGULATIONS

14.1 Purpose. The Landlord may by Notice impose regulations, from time to time, for the orderly operation of the Building, the Common Areas and the Parking Facility, if any, the present regulations are attached hereto as Schedule "C" to this lease.

14.2 Observance. The Tenant shall observe and shall cause those for whom it is responsible to observe the regulations.

14.3 Enforcement. The Landlord shall enforce the regulations against all occupants of the Building but in doing so will not be obligated to commence any legal proceedings or be held liable for any claims by the Tenant or other tenants arising out of the failure of the Landlord to commence legal proceedings for any breach of regulations.

                                   ARTICLE XV

                                  MISCELLANEOUS

15.1 Exhibiting Premises. The Landlord may exhibit the Premises to prospective purchasers, prospective mortgagees and, during the last 6 months of the Term, prospective tenants.

15.2 Name of Building. The Landlord may designate the name of the Building and the Project and upon not less than 30 days' Notice may change the name of either the Building or the Project. The Tenant shall only refer to the Building and the Project by their designated names and shall only use such names as its business address.

15.3 Relocation. The Landlord and Tenant agreed that at any time during the Term and any renewal thereof, the Landlord shall have the right, upon providing the Tenant at least thirty (30) days' prior written Notice, to relocate the Tenant to other premises within the Building of approximately the same size, quality and interior design as the Premises provided, however, that the Tenant shall have the right to approve such new space, which approval shall not be unreasonably withheld. The Tenant shall give written Notice to the Landlord of its approval or disapproval of such new space within ten (10) days of the receipt of the Landlord's notice requesting the Tenant to relocate. The Landlord shall pay the Tenant's direct moving costs only provided the Tenant shall provide the Landlord with reasonable evidence of such costs. The relocation shall be effective on the date stated in the Landlord's notice and the Tenant shall complete its move in one (1) weekend. In the event the Landlord relocates the Tenant to such new space, this lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space save and except:

           (i) the Right of First Refusal, if any, if the new space is located on a different floor than the original Premises; and

           (ii) the location and size of the Premises which shall be in accordance with the appropriate floor plan.

Upon the relocation taking place, the Fixed Rent per square foot for the new space shall be the same Fixed Rent per square foot as for the Premises and the lease will be amended accordingly. If the Tenant reasonably refuses to approve such new space, the Landlord shall have the right to terminate this lease by written Notice given to the Tenant within ten (10) days following the Landlord's receipt of the Tenant's Notice disapproving such new space, which termination shall be effective sixty (60) days after the date of the original Notice.

15.4 Notice. Any Notice to be given pursuant to this lease shall be in writing and shall be deemed to have been given if signed by or on behalf of the party giving Notice and delivered or mailed by registered prepaid post to the other party as follows:

           (a)    to the Landlord at:
                               1740 Walton Road
                               Att:  Michael Barrist
                               Blue Bell, PA 19422

           with copy to:
                               Mr.Joshua Gindin, Esq.
                               1700 Two Logan Square
                               18th and Arch Streets
                               Philadelphia, Pa 19103
           and

           (b)    to the Tenant:
                                NCO Financial System, Inc.
                                1740 Walton Road
                                Blue Bell, Pa 19422

Any Notice so given shall be deemed to have been given, if delivered, on the first business day following the date of such delivery or, if mailed, on the third business day following the date of such mailing. Either party may by Notice change its address. During any interruption, threatened interruption or substantial delay in postal services, all Notices shall be delivered.

15.5 Compliance with Laws, etc. The Landlord and the Tenant shall at all times in the performance of their respective obligations under this lease comply with all laws, by-laws, regulations and orders of any competent authority and with the requirements of any insurer of the interest of the Landlord in the Project.

15.6 Governing Law and Severability. This lease shall be governed by and construed in accordance with the laws in force in the State in which the Project is located. The Landlord and the Tenant agree that all of the provisions of this lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate section hereof. Should any provision or provisions of this lease be illegal or not enforceable, it or they shall be considered separate and severable from the lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.

15.7 Recordation. The Tenant may record this Lease with the prior written approval of the Landlord, which approval the Landlord may withhold in its discretion. If the Landlord provides such approval, the Tenant shall not record this Lease but shall prepare and have executed by the parties hereto a short form of lease approved by the Landlord for the purpose only of enabling notice of this Lease to be recorded without affecting the respective rights and obligations of the parties hereunder. The Tenant shall pay the Landlord's Cost incurred in connection with such recordation and, for greater certainty, shall pay the cost of any necessary survey plan of the Premises.

15.8 Condemnation. If at any time during the Term the interest of the Tenant under this lease or the whole or any part of either the Premises or any other part of the Building shall be taken by any lawful power or authority by the right of condemnation or eminent domain, the Landlord may at its option, give Notice to the Tenant terminating this lease on the date when the Tenant or Landlord is required to yield up possession thereof to the condemning authority. Upon such termination, or upon termination by operation of law, as the case may be, the Tenant shall immediately surrender the Premises and all its interest therein, the Rent shall abate and be apportioned to the date of termination, the Tenant shall forthwith pay to the Landlord the apportioned Rent, all other amounts which may be due to the Landlord up to the date of termination, and the provisions of section 2.4 shall apply. The Tenant shall have no claim upon the Landlord for the value of its property or the unexpired Term of this lease, but the parties shall each be entitled to separately advance their claims for compensation for the loss of their respective interests in the Premises and the parties shall each be entitled to receive and retain such compensation as may be awarded to each respectively. If an award of compensation made to the Landlord specifically includes an award for the Tenant, the Landlord will account therefor to the Tenant. In this Section the word "condemnation" shall include a sale by the Landlord to an authority with powers of condemnation, in lieu of or under threat of condemnation.

15.9 Hazardous Substances; Wastes.

       (a) Tenant will not, and will not permit any other occupant of the Premises to store, generate, treat or dispose any Hazardous Substances or Wastes on or about the Premises or the Building, and hereunder shall promptly cure any such condition. Tenant's obligations hereunder shall serve the expiration or sooner termination of this Lease;

        (b) Tenant hereby represents and warrants that Tenant has not been identified in any litigation, proceeding or investigation as a responsible party or potentially responsible party for any liability for disposal or release of any Hazardous Substances or Wastes; and

        (c) For the purposes hereof: (i) "Hazardous Substances" shall mean any flammable explosives, radioactive materials, asbestos, unreaformaldehyde, hazardous wastes, toxic substances or any other elements or compounds designated as a "hazardous substance", "pollutant" or "contaminant" in the CComprehensiveEnvironmental

Response, Compensation and Liability Act, 42 U.S.C. Section 9600 et. seg or in the Resource Conservation and Recovery Act, 42 U.S.C. Section 6991 et. seg. or any other applicable Federal, state or local law or regulation and (ii) "Wastes" shall mean any hazardous wastes, residual wastes, solid wastes or other wastes as those terms are defined in the applicable Federal, state or local laws or regulations.

15.10 Rider. The Rider attached hereto as Schedule "D" forms a part of this Lease.

           IN WITNESS WHEREOF the Landlord and the Tenant have executed this lease under their respective seals.

           Dated ________________________________________________, 199__.

                      1710-20 Sentry East Associates, L.P.


Attest:________________                  by: /s/ Michael J. Barrist
                                            ------------------------------
                                            Michael J. Barrist, President
                                            1710-20 Sentry East Inc. The
                                            General Partner


                                         "LANDLORD"



Attest:________________                  by: /s/ Michael J. Barrist, President
                                            ------------------------------
                                         "TENANT"

                                  Schedule "A"





                                Legal Description

Unit 1710- 1720 in Sentry Park East Condominium together with an undivided
40.440 percent interest in and to the common elements of the Condominium as described in that certain Declaration of Condominium of Sentry Park East Condominium dated June 30, 1993 as recorded in Deed Book 5046, page 2030, Montgomery County, Pennsylvania.

                                  SCHEDULE "C"

                                   REGULATIONS


Pursuant to Section 14.1 the Landlord hereby imposes the following regulations:

1. Deliveries of building materials, major pieces of equipment and furniture and bulky goods shall only be made by prior arrangement with the Building management and through the Delivery Facilities.

2. The Tenant shall only use the Building key system and shall obtain all keys and cards providing access to the Building, the Parking Facility, if any and the Premises from the Landlord. No additional locks shall be installed on the doors to the Premises.

3.    No bicycles or other vehicles shall be brought into the Building.

4. No inflammable oils or other dangerous materials shall be kept in the Building.

5.    The Common Areas shall not be obstructed.

6. The Tenant shall provide the Landlord with the names of all persons entitled to enter the Premises outside normal business hours. The Landlord shall only be required to allow access to the Premises by such persons.

7. The Tenant shall not install any power or water consuming machinery and equipment, except normal office equipment, without the approval of the Landlord and, if required by the Landlord, shall connect such machinery and equipment to separate meters.

8.    If required by the Landlord, the Tenant shall arrange for pest control.

9. The Tenant shall not remove or alter the Building standard window coverings or except with the approval of the Landlord install any additional window coverings.

10. The Tenant shall keep all window blinds down so as to prevent direct sunlight from penetrating the Premises.

11.   The Landlord may restrict canvassing or peddling in the Building.

12. The Tenant shall maintain with the Landlord current lists of the names and license plate numbers of each employee using the Parking

      Facility, if any and shall cause its employees to affix to their automobiles whatever manner of identification the Landlord may require.

13. The Tenant shall observe the directions of the Landlord as to parking locations in the Parking Facility, if any according to automobile size.

14. The Tenant shall leave the Premises in a condition suitable for the performance by the Landlord of its janitorial services.

                                 AMENDMENT NO. 1
                           TO LEASE DATED MAY 9, 1995



This agreement, made and entered into this _____ day of ______________ 1995, by and between the 1710-20 Sentry East Associates, L.P. (hereinafter referred to as "Landlord") and NCO Financial Systems (hereinafter referred to as "Tenant") with an office at 1710 Walton Road, Blue Bell, PA 19422.


                                   Witnesseth:

WHEREAS, Landlord and Tenant entered into a certain Agreement of Lease dated May 9,1995. (hereinafter referred to as "Lease") whereby the Landlord leased to Tenant and Tenant hired from Landlord the Demised Premises of approximately 3,436 square feet, on the Third (3rd) Floor, being outlined on Exhibit "A" attached thereto in the building (hereinafter called "building") known as 1710 Walton Road, Blue Bell, Montgomery County, Pennsylvania for a term of beginning the 1st day of January, 1996 and ending the 31st of December 2005; and


WHEREAS, the parties hereto desire to amend the Lease as hereinafter set forth.


NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto with intent to be legally bound, hereby agree as follows:

1. Modification to Paragraph 2.1 Demise - Premises.

Effective June 1, 1996 the square footage shall be modified to reprsent 1,036 rentable square feet in suite 302.

2. Modification to Paragraph 3.1 Items of Rent.

Effective June 1, 1996 the following shall be subsituted:

         (a) $16,575.96 per annum in 12 equal installments of $1,381.33 each based on the rate of $16.00 per square foot per annum of rentable space.

3. Whole Agreement. Except as expressly modified by this Amendment all provisions of the Lease are hereby ratified and confirmed, and shall remain in full force and effect throughout the term of the Lease.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this First Amendment as of the day and year first above written.


                                          LANDLORD:

                                          1710-20 Sentry East Associates, L.P.

Attest: ___________________      By: /s/ Michael J. Barrst
                                     ----------------------------------------
                                          President, 1710-20 Sentry East Inc.
                                          The General Partner


                                          TENANT:

                                          NCO Financial Systems

Attest: ___________________      By: /s/ Michael J. Barrst
                                     ----------------------------------------